Exhibit 10.12


                       NETWORK SERVICES AGREEMENT

         This NETWORK  SERVICES  AGREEMENT (the  "AGREEMENT") is effective as of
12:01  A.M.  February  14,  2000  (the  "EFFECTIVE  DATE"),   between  SAVVIS
Communications Corporation, a Missouri corporation ("SAVVIS"), and Bridge Information Systems, Inc., a Missouri corporation ("BRIDGE").

                                    RECITALS

         A. Bridge is engaged in the business of collecting and distributing various financial, news and other data.

         B. SAVVIS is engaged in the business of providing Internet Protocol backbone and other data transport services.

         C. SAVVIS and certain of its subsidiaries have acquired from Bridge and certain of its subsidiaries certain assets relating to the provision of Internet Protocol backbone and other data transport services, and may in the future acquire additional such assets from Bridge and certain of its subsidiaries, all pursuant to a Master Establishment and Transition Agreement between SAVVIS' corporate parent, SAVVIS Communications Corporation, a Delaware corporation, and Bridge, of even date herewith (the "MASTER ESTABLISHMENT AND TRANSITION AGREEMENT").

         D. It is an obligation of the parties under the Master Establishment and Transition Agreement to cause this Network Services Agreement to be entered into between SAVVIS and Bridge, pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to Bridge.

         E. Together with this Agreement, the parties hereto are entering into a Technical Services Agreement of even date herewith (the "TECHNICAL SERVICES AGREEMENT") and an Administrative Services Agreement of even date herewith (the "ADMINISTRATIVE SERVICES AGREEMENT"), providing for the provision of certain services to SAVVIS by Bridge. Certain SAVVIS Subsidiaries and certain Bridge Subsidiaries are entering into, and may in the future enter into, Local Transfer Agreements, Local Network Services Agreements substantially in the form of Exhibit A hereto (the "LOCAL NETWORK SERVICES AGREEMENTS"), Equipment Collocation Permits (the "EQUIPMENT COLLOCATION PERMITS"), and Local Administrative Services Agreements.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

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1.       CONTRACT DOCUMENTS AND DEFINITIONS

         1.1. This Agreement shall consist of this Network Services Agreement by and between SAVVIS and Bridge, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Addenda, provided that if such a conflict shall arise, the Addenda shall control.

         1.2. Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for every issue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

         1.3. Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation. Additional definitions are provided in Schedule 3.1 of this Agreement. Capitalized terms not otherwise defined have the meanings assigned to such terms in the Master Establishment and Transition Agreement.

               "ADDITIONAL NETWORK FACILITIES" means any assets and contracts of SAVVIS for the provision of Internet Protocol backbone and other data transport services other than the Acquired Network Facilities.

               "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

               "AGREEMENT YEAR" means a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

               "AMERICAS"  means  North  America,   Central  America  and  South
               America,  including  the  Caribbean,  but  excluding  the  United
               States.

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               "ASIA"  means  Australia,  China,  Hong Kong,  India,  Indonesia,
               Japan,  Korea,  Macau,   Malaysia,   New  Zealand,   Philippines,
               Singapore, Taiwan, and Thailand.

               "BRIDGE" means Bridge Information Systems, Inc., a Missouri corporation, and its successors and assigns.

               "BRIDGE SUBSIDIARIES" has the meaning assigned to the term "Seller Subsidiaries" in the Master Establishment and Transition Agreement.

               "CONFIDENTIAL INFORMATION" means all information concerning the business of Bridge, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by SAVVIS by virtue of its performance under this Agreement or (ii) by Bridge by virtue of its use of the Networks. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

                    (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

                    (b) is or becomes publicly known through no wrongful act of the receiving party; or

                    (c) is rightfully received by the receiving party from a third party without restriction and without breach of this Agreement.

               "DISTRIBUTOR COUNTRY" means any country in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors.

               "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

               "EUROPE" means Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Netherlands, Norway, Poland, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

               "EVENT OF DEFAULT BY SAVVIS" has the meaning assigned to such term in Section 7.1 of this Agreement.

               "INITIAL TERM" means a period of ten consecutive Agreement Years beginning on the Effective Date.

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               "INSTALLATION  SITE"  means  any  facility  of Bridge or a Bridge
               Subsidiary or of vendors or customers of Bridge or a Bridge Subsidiary at which one or more of the Networks is installed.

               "MARKET HOURS" means, with respect to any Installation Site, the period of time beginning two hours before the time at which trading opens on the principal securities exchange or automated quotation system designated by Bridge in writing from time to time as being used by the purchasers and sellers of securities at such Installation Site, and ending two hours after the time at which such trading ceases to be conducted.

               "MINIMUM ANNUAL COMMITMENT" has the meaning assigned to such term in Schedule 3.1 of this Agreement.

               "NETWORK" and "NETWORKS" have the meaning assigned to such terms in Section 2.1 of this Agreement.

               "REPLACED  ROUTERS"  has the  meaning  assigned  to such  term in
               Section 2.7 of this Agreement.

               "QUALITY OF SERVICE STANDARDS" means the standards for the performance of the Networks contained in Schedule 2.2 hereto or an Addendum to this Agreement.

               "SAVVIS" means SAVVIS Communications Corporation, a Missouri corporation, and its successors and assigns.

               "SAVVIS  BACKBONE"  has the  meaning  set forth in  Schedule  3.1 hereto.

               "SAVVIS  PARENT"  means  SAVVIS  Communications   Corporation,  a
               Delaware corporation.

               "SAVVIS SUBSIDIARIES" has the meaning assigned to the term "Buyer
               Subsidiaries"   in  the  Master   Establishment   and  Transition
               Agreement.

               "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "TELERATE" means Telerate Holdings, Inc., a Delaware corporation.

               "TELERATE LOCAL NETWORK SERVICES AGREEMENTS" means the local network services agreements between certain SAVVIS Subsidiaries and certain Telerate Subsidiaries, substantially in the form of Exhibit A to the Telerate Network Services Agreement.

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               "TELERATE NETWORK SERVICES  AGREEMENT" means the network services
               agreement   pursuant  to  which  SAVVIS  shall  provide  Internet
               Protocol backbone and other data transport services to Telerate, substantially in the form of Exhibit B hereto.

               "TELERATE   SUBSIDIARIES"   means   the   direct   and   indirect
               subsidiaries of Telerate which will be involved in the operation or ownership of the Acquired Network Facilities.

               "TRANSITION  PERIOD"  has the  meaning  assigned  to such term in
               Section 6.3 of this Agreement.

2.       THE NETWORKS AND QUALITY OF SERVICE STANDARDS

         2.1. SAVVIS agrees to use the Acquired Network Facilities to provide (or to cause the SAVVIS Subsidiaries to provide) to Bridge, Affiliates of Bridge or any party making use of the Networks through Bridge the following managed packet-data transport networks, including the operation, management and maintenance thereof:

                    (a)  a   global   office-automation    network,    providing
                         connectivity between the offices of Bridge (the "OA NETWORK"),

                    (b) a global data collection network (the "COLLECTION NETWORK") and

                    (c) a global data distribution network (the "DISTRIBUTION NETWORK"), such description being given without limitation on Bridge's use of such network services as are provided by SAVVIS, which shall be referred to in this Agreement collectively as the "NETWORKS" and individually as a "NETWORK."

         2.2. Each Network shall be operated, managed and maintained by SAVVIS. SAVVIS may, but shall not be obligated to, use facilities of SAVVIS other than the Acquired Network Facilities to provide all or any part of any Network. Beginning on the first anniversary of the Effective Date and thereafter, each Network shall be operated, managed and maintained by SAVVIS according to the Quality of Service Standards set forth in Schedule 2.2 hereof, and SAVVIS shall be responsible for monitoring the performance of the Networks with respect to the Quality of Service Standards and shall provide Bridge with monthly reports of such performance. If the Quality of Service Standards are not met with respect to a particular Installation Site in any month, Bridge shall be entitled to receive, upon written request by Bridge within 30 days of its receipt of the performance report for such Installation Site for such month, a credit in the amount set forth on Schedule 2.2 attached hereto, which amount shall be deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month; provided, however, that Bridge shall not be entitled to such credit to the extent that the failure to meet the Quality of Service Standards with respect to such Installation Site is due to (i) an act or omission of Bridge or a Bridge Subsidiary or a vendor or customer of Bridge

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               or a Bridge  Subsidiary  or (ii)  equipment  or software  used by
               Bridge and not provided by SAVVIS. Not more than one credit of one month's charges shall be given for a particular Installation Site for a particular month. The Quality of Service Standards shall not apply to the provision of Local Access Facilities in countries in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors. For all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Bridge, within 30 days of its receipt of the performance report for such Installation Site for such month, requests in writing a credit as set forth above with respect to such Installation Site for such month.

         2.3. SAVVIS agrees that, for the term of this Agreement, the network operations centers for the Networks shall be managed by Bridge under the Technical Services Agreement; provided, however, that SAVVIS shall not be restricted from building, managing and operating one or more network operations centers for such portions of the SAVVIS Backbone or other operations of SAVVIS that are not used to provide the Networks to Bridge.

         2.4.  [Intentionally omitted.]

         2.5. Unless otherwise mutually agreed by the parties, each Addendum providing for the provision of Additional Network Facilities shall have a term of three years. Such Addendum may also include provisions with respect to the level of redundancy to be provided and the Quality of Service Standards to apply to such Additional Network Facilities. In providing Additional Network Facilities, SAVVIS agrees to use its best efforts to expedite the provisioning of the circuits for such Additional Network Facilities in those instances in which SAVVIS is responsible for provisioning such circuits.

         2.6. Throughout the term of this Agreement, SAVVIS shall use its commercially reasonable best efforts to continue to meet the requests of Bridge to enhance the total capacity, geographic extension and performance quality of the Networks, and to maintain its research and development effort at a level appropriate to sustain the ability of Bridge to compete on the basis of the quality of the Networks.

         2.7. The parties acknowledge that SAVVIS intends to replace certain existing routers among the Acquired Network Facilities (the "REPLACED ROUTERS") with new equipment promptly after the Effective Date. It is the intention of the parties that the Replaced Routers will be re-deployed at Installation Sites at which one or more 56 Kbps ports or 64 Kbps ports will be provided by SAVVIS using Additional Network Facilities as set forth in
               Section 3.1 hereof. SAVVIS agrees to manage the use of its inventory of routers in order to re-deploy the maximum

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               number of Replaced Routers as is commercially reasonable. So long as Replaced Routers are available for re-deployment during the 18 months following the Effective Date, SAVVIS agrees not to make any bulk purchases of additional routers without the prior written consent of Bridge, which will not be unreasonably
               withheld.   Upon  the  expiration  of  18  months  following  the
               Effective Date, the parties shall determine the number of Replaced Routers that the parties mutually agree are likely to be so re-deployed within the succeeding 12 months. All Replaced Routers that are not reasonably likely to be so re-deployed within such 12-month period shall be purchased from SAVVIS by Bridge at a price per Replaced Router equal to the average net book value as of the Effective Date of all routers included in the Acquired Network Facilities.

3.       RATES AND CHARGES

         3.1. Bridge shall pay SAVVIS for the Networks using the Acquired Network Facilities and Additional Network Facilities according to the rates and charges set forth in Schedule 3.1 hereof.

         3.2. The parties recognize that certain savings might be obtained by consolidating the multiple Local Access Facilities that are provided at such building locations on the Effective Date. In the event that SAVVIS consolidates the multiple Local Access Facilities at one or more of such building locations and obtains cost savings as a result thereof, the parties will mutually agree within 30 days following such consolidation on the manner in which such savings shall be shared between SAVVIS and Bridge. Any reduction pursuant to this Section shall not affect the Minimum Annual Commitment.

         3.3. For any Installation Site to which SAVVIS is providing services both under this Agreement and the Telerate Network Services Agreement, the rates and charges applicable to such Installation Site under this Agreement shall be one-half of the rates and charges that would otherwise be applicable to such Installation Site under this Agreement.

4.       STRATEGIC ADVISORY COMMITTEE

         4.1. Within 30 days after the Effective Date, SAVVIS and Bridge shall each appoint three senior executives to the "STRATEGIC ADVISORY COMMITTEE," and one outside consultant shall be jointly appointed by both parties. Any fees and expenses of such outside consultant incurred in connection with service on the Strategic Advisory Committee shall be shared equally by SAVVIS and Bridge. Each party shall have the right to change any or all of its representatives on the Strategic Advisory Committee upon written notice to the other party. A quorum of the Strategic Advisory Committee shall consist of four members, provided that at least two members appointed by each party are present. The Chair of the Strategic Advisory Committee shall be designated by Bridge from among the seven members of the Committee.

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         4.2.  The  mission  of the  Strategic  Advisory  Committee  shall be to review the performance of the Networks, to serve as forum for the consideration and discussion of issues raised by either SAVVIS or Bridge with respect to the Networks, and to discuss issues related to the future development of the data transport and Internet Protocol backbone operations of SAVVIS in the context of the relationship of SAVVIS and Bridge.

         4.3. The Strategic Advisory Committee shall meet with reasonable frequency, at the call of the Chair.

         4.4. The Strategic Advisory Committee shall have reasonable access to the Chief Executive Officer and the Board of Directors of SAVVIS to raise areas of concern to the Committee under this Agreement.

         4.5. SAVVIS agrees to use its commercially reasonable best efforts to comply with the recommendations of the Strategic Advisory Committee regarding performance issues arising under this Agreement.

5.       INVOICES

         5.1. The amounts due to SAVVIS from Bridge for the installation, operation, management and maintenance of the Networks shall be billed monthly in advance. All items on invoices not the subject of a bona fide dispute shall be payable by Bridge in United States currency within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

         5.2. At any time and from time to time, Bridge may, by written notice to SAVVIS, have one or more Installation Sites removed from the Networks. Each monthly invoice from SAVVIS to Bridge shall reflect a reduction in the amount charged to Bridge for the Networks resulting from any such removal of Installation Sites. In the case of any Installation Site removed from the Acquired Network Facilities, such reduction shall be the sum of:

                    (a) the actual cost of the Local Access Facilities connecting the Acquired Network Facilities to such Installation Site, effective as of such time as SAVVIS is no longer required to pay such costs, and

                    (b) the amounts set forth on Schedule 5.2 attached hereto, which are deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month during the first Agreement Year, according to connection speed at such Installation Site, effective as of such time as such Installation Site is disconnected from the Networks.

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         5.3.  Bridge shall pay any sales, use, federal excise,  utility,  gross receipts, state and local surcharges, value added and similar taxes, charges or levies lawfully levied by a duly constituted
               taxing   authority   against  or  upon  the   Networks.   In  the
               alternative, Bridge shall provide SAVVIS with a certificate evidencing Bridge's exemption from payment of or liability for such taxes. All other taxes, charges or levies, including any ad valorem, income, franchise, privilege or occupation taxes of SAVVIS shall be paid by SAVVIS.

         5.4. Bona fide disputes concerning invoices shall be referred to the parties' respective representatives who are authorized to resolve such matters. Any amount to which Bridge is entitled as a result of the resolution of a billing dispute shall be credited promptly to Bridge's account. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be paid promptly to SAVVIS.

         5.5. Against the amounts owed by Bridge to SAVVIS under this Agreement, Bridge shall have the right to offset any amounts owed by SAVVIS to Bridge under this Agreement, the Technical Services Agreement, or otherwise, including without limitation any amounts paid by Bridge on behalf of SAVVIS under guarantees by Bridge of obligations of SAVVIS.

6.       TERM AND EXTENSIONS

         6.1. This Agreement shall commence on the Effective Date and shall continue in full force and effect for the Initial Term unless terminated or extended in accordance with the provisions hereof.

         6.2. The term of this Agreement may be extended by Bridge for one additional five-year period by giving SAVVIS written notice not less than one year before the scheduled expiration of the Initial Term.

         6.3. Upon the termination of this Agreement in accordance with its scheduled expiration or by Bridge pursuant to Section 7, SAVVIS will continue to provide the Networks in accordance with the terms and conditions herein (excluding the Minimum Annual Commitment) for a period of up to five years after the effective date of termination (the "TRANSITION PERIOD"). During the Transition Period, Bridge shall pay SAVVIS for the use of the Networks at the rates in effect for third party customers of SAVVIS at the effective date of termination. If Bridge has not completely transitioned from its use of the Networks after the Transition Period, SAVVIS will provide the Networks at SAVVIS' then current list rates. SAVVIS and its successor will cooperate with Bridge until Bridge has completely migrated to another provider.

7.       TERMINATION BY BRIDGE

         7.1.  An "EVENT OF DEFAULT BY SAVVIS" shall be deemed to occur if:

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                    (a)  SAVVIS has  failed to a  material  degree to perform or comply with or has violated to a material degree any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Bridge; or

                    (b) SAVVIS becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                    (c) an Event of Default by SAVVIS occurs under the Telerate Network Services Agreement.

         7.2. Bridge shall have the right to terminate this Agreement, with no liability to SAVVIS other than for charges (less any applicable credits) for the Networks provided prior to such termination, if:

                    (a) Bridge provides written notice to SAVVIS, at any time after the ninth anniversary of the Effective Date, of Bridge's intent to terminate, such termination to be effective not less than one year following the date of such notice; or

                    (b) Bridge provides 10 days written notice of its intent to terminate in the event that an Event of Default by SAVVIS occurs.

         7.3. For purposes of Section 7.1(a), if the Quality of Service Standards are not met with respect to a particular Installation Site in any month, SAVVIS shall be deemed to have cured such failure within 60 days if the Quality of Service Standards are met with respect to such Installation Site in the following month. A failure of the Quality of Service Standards to be met shall not constitute an Event of Default or give Bridge the right to terminate this Agreement to the extent that such failure is due to (i) an act or omission of Bridge or a Bridge Subsidiary or a vendor or customer of Bridge or a Bridge Subsidiary or (ii) equipment or software used by Bridge and not provided by SAVVIS. The parties acknowledge and agree that the failure of the Quality of Service Standards to be met with respect to one or more Installation Sites in one or more months may, but does not necessarily, constitute a failure by SAVVIS to a material degree to perform or comply with, or a violation to a material degree of, any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement.

         7.4. As provided in Section 2.2, for all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS under this Section, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Bridge, within 30

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



               days of its receipt of the performance report for such Installation Site for such month, requests in writing a credit as set forth in Section 2.2 with respect to such Installation Site for such month.

8.       TERMINATION BY SAVVIS

         8.1.  SAVVIS shall have the right to terminate this Agreement if:

                    (a) Bridge has failed to pay any invoice that is not the subject of a bona fide dispute within 60 days of the date on which such payment is due and SAVVIS has provided Bridge with written notice thereof, provided that Bridge shall have a further 30 days from the time it receives such notice from SAVVIS of nonpayment to cure any such default;

                    (b) SAVVIS provides 10 days written notice of its intent to terminate in the event that Bridge has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of Bridge under this Agreement, and Bridge has failed to cure such failure or violation within 60 days after receiving notice thereof from SAVVIS;

                    (c) Bridge becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                    (d)  SAVVIS  becomes  entitled  to  terminate  the  Telerate
                         Network  Services   Agreement  pursuant  to  the  terms
                         thereof.

         8.2. Notwithstanding the provisions of Section 8.1(b) above, SAVVIS shall not have the right to terminate this Agreement under
               Section 8.1(b) solely for a failure by Bridge to perform or comply with, a violation by Bridge of, the obligations of Bridge under Section 15 (Confidentiality) of this Agreement, without prejudice, however, to such rights as SAVVIS may have pursuant to such Section and to such rights and remedies to which SAVVIS may be entitled, at law or in equity, as the result of an actual or threatened breach by Bridge of such Section.

9.       ACCEPTANCE OF ADDITIONAL NETWORK FACILITIES

         9.1. Upon the installation of Additional Network Facilities at any Installation Site, SAVVIS shall conduct appropriate tests to establish that such Additional Network Facilities perform in accordance with mutually agreed upon acceptance criteria ("ACCEPTANCE CRITERIA") set forth in the applicable Addendum entered into pursuant to Section 2.4, and shall promptly inform Bridge of such test results. If test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria, Bridge shall be deemed to accept the Additional Network Facilities at the Installation Site immediately.

         9.2. If SAVVIS' tests establish that newly installed Additional Network Facilities at the Installation Site do not perform in accordance with the mutually agreed upon Acceptance Criteria, then SAVVIS shall immediately and diligently exert its best efforts to bring the Additional Network Facilities at such Installation Site into compliance. SAVVIS shall not bill Bridge for the Additional Network Facilities at such Installation Site until the test results show that the Additional Network
               Facilities are performing in accordance with the Acceptance Criteria.

         9.3. Upon repair or restoration of any part of the Networks, SAVVIS shall conduct appropriate tests to establish that the Networks perform in accordance with mutually agreed upon Acceptance Criteria and shall promptly inform Bridge of such test results.

10.      RIGHTS AND OBLIGATIONS OF BRIDGE

         10.1. SITE PREPARATION. For the installation of Additional Network Facilities, Bridge shall, at its own expense, provide all necessary preparations of each Installation Site in accordance with the requirements to be mutually agreed upon by the parties and set forth in an Addendum hereto, including inside wiring, demarcation extension and rack mount accessories. Bridge shall ensure that Bridge-provided equipment is on-site by the scheduled installation date. If SAVVIS is required to reschedule the installation of Bridge-provided equipment because it is not on-site by the scheduled installation date, Bridge shall pay SAVVIS to redispatch installation personnel.

         10.2.    PROPER USE OF NETWORKS.

                  10.2.1. Bridge shall use any equipment provided by SAVVIS in connection with the Networks in accordance with its documentation, which documentation shall be provided by SAVVIS at no additional charge. Unless otherwise provided herein, upon the termination of this Agreement Bridge shall surrender to SAVVIS the equipment provided by SAVVIS, in good working order, ordinary wear and tear excepted.

                  10.2.2. Bridge shall be liable for damages to the Networks caused by the negligence or willful acts or omissions of Bridge's officers, employees, agents, contractors or customers, for loss through theft or vandalism of the Networks at the Installation Site, and for damages to the Networks caused by the use of equipment or supplies not provided hereunder or not otherwise authorized by SAVVIS.

                  10.2.3. Bridge shall neither permit nor assist others to use the Networks for any purpose other than that for which they are intended, nor fail to maintain a suitable environment specified by SAVVIS in the applicable schedule, nor alter, tamper with, adjust or repair the Networks. Any such alteration, tampering, adjustment or repair by Bridge shall relieve SAVVIS from any liability or obligation hereunder (including any warranty or indemnity obligation) relating to the affected Network, and Bridge shall be liable to SAVVIS for any documented direct costs incurred by SAVVIS as a result of such actions.

         10.3. ABUSE OR FRAUDULENT USE OF NETWORKS. Bridge shall not abuse or fraudulently use the Networks or use the Networks for any unauthorized or illegal purposes, and shall neither permit nor assist others to do so, including but not limited to:

                  (a)  obtaining  or  attempting   to  obtain   service  by  any
                       fraudulent means or device to avoid payment; or

                  (b) accessing, altering or destroying any information of another party by any fraudulent means or device, or attempting to do so; or

                  (c) using the Networks so as to interfere with the use of the SAVVIS network by other SAVVIS customers or authorized users or in violation of law or in support of any unlawful act;

                  (d) using the Networks for voice communications over a private network in jurisdictions where such use is not allowed; or

                  (e) using the Networks in a manner contrary to or inconsistent with such acceptable use policies as SAVVIS may adopt and publish from time to time consistent with industry standards.

                  Notwithstanding the provisions of Section 8, upon the breach of this Section 10.3 by Bridge, SAVVIS shall have the right to terminate this Agreement with respect to all or part of the Networks immediately upon written notice to Bridge.

         10.4.    COVENANT NOT TO COMPETE.

                  10.4.1. As an inducement to SAVVIS to enter into this Agreement, which Bridge acknowledges is of benefit to it, and in consideration of the promises and representations of SAVVIS under this Agreement, Bridge covenants and agrees that during the term of this Agreement and for a period of five years thereafter, neither Bridge nor any of its successors or assigns will, directly or indirectly, engage in, or have any interest in any other person, firm, corporation or other entity engaged in, any business activities anywhere in the world competitive with or similar or related to the packet-data transport network services provided by SAVVIS under this Agreement; provided, however, that (i) Bridge and the Bridge Subsidiaries shall be free to continue to use the Call Assets and the satellite networks currently used by Bridge, until such Call Assets or satellite networks have been acquired by SAVVIS or the SAVVIS Subsidiaries pursuant to the Master Establishment and Transition

                           Agreement, and (ii) Bridge shall be free to make passive investments in securities of companies that provide network services in competition with SAVVIS which, in the case of any such security, does not constitute more than ten percent (10%) of the total outstanding amount of such security.

                  10.4.2. If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the covenants in this Section 10.4 because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such covenant or covenants shall not be void but that for the purpose of such proceedings such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

                  10.4.3. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the covenants in this Section 10.4 because, taken together, they are more extensive (whether as to geographic area, scope of business or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties hereto that such covenant or covenants shall not be void but that for the purpose of such proceedings the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

                  10.4.4. Bridge specifically acknowledges and agrees that the foregoing covenants are commercially reasonable and reasonably necessary to protect the interests of SAVVIS hereunder. Bridge hereby acknowledges that SAVVIS and its successors and assigns will suffer irreparable and continuing harm to the extent that any of the foregoing covenants is breached and that legal remedies would be inadequate in the event of any such breach.

11.      RIGHTS AND OBLIGATIONS OF SAVVIS

         11.1. PROVISION OF THE NETWORKS. SAVVIS shall operate, maintain and manage the Networks at the Installation Sites using the Acquired Network Facilities in accordance with the Quality of Service Standards and other terms of this Agreement, including all Addenda hereto.

         11.2.    REPRESENTATIONS AND WARRANTIES.

                  11.2.1.  [Intentionally omitted.]

                  11.2.2. SAVVIS hereby represents and warrants that the terms hereof do not conflict in any respect whatsoever with any SAVVIS tariff on file with the Federal Communications Commission or other regulatory body. If, during the term of this Agreement, SAVVIS shall file a contract specific tariff governing the Networks or any portion thereof, such tariff filing shall be consistent in all respects with the terms of this Agreement, and SAVVIS shall give Bridge 10 days advance written notice of making such a tariff filing and of filing any subsequent modifications thereto.

                  11.2.3. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         11.3. So long as Bridge is the beneficial owner of 20% of the outstanding voting securities of SAVVIS Parent, SAVVIS Parent shall not, without the prior written consent of Bridge, take any action or otherwise enter into any agreement, arrangement or understanding, including without limitation the creation or issuance of any class of stock or other security, or any agreement with any shareholder of SAVVIS Parent, the effect of which would be to provide any shareholder of SAVVIS Parent with any voting or registration rights superior to the voting or registration rights of Bridge, other than as required by law.

         11.4. SAVVIS acknowledges that the occurrence of Event of Default by SAVVIS, arising from either (i) a failure of the Networks to meet Quality of Service Standards or (ii) a total loss to Bridge of the use of the Networks, could cause irreparable harm to Bridge, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. SAVVIS, therefore, agrees that Bridge shall have the right to apply to any court of competent jurisdiction for injunctive relief upon the occurrence of an Event of Default by SAVVIS or the occurrence of an event which, with the passage of time or the giving of notice, could become an Event of Default by SAVVIS and for any other appropriate relief. This right shall be in addition to any other remedy available to Bridge in law or equity. SAVVIS further agrees that, upon the occurrence of an Event of Default by SAVVIS, SAVVIS shall pay to Bridge, as liquidated damages and not as a penalty, an amount equal to the lesser of
                  (a) the aggregate amounts paid by Bridge to SAVVIS under this Agreement during the six months preceding such Event of Default by SAVVIS or (b) $50,000,000; provided, however, that Bridge may recover liquidated damages under this Section only for an Event of Default by SAVVIS that occurs (i) prior to any Event of Default by SAVVIS for which Bridge or Telerate or any Bridge Subsidiary or any Telerate Subsidiary has claimed liquidated damages under this Section or under the Telerate Network Services Agreement or under any Local Network Services Agreement or under any Telerate Local Network Services Agreement, or (ii) more than 36 months following the most recent Event of Default by SAVVIS for which Bridge or Telerate or any Bridge Subsidiary or any Telerate Subsidiary has claimed liquidated damages under this Section or under the Telerate Network Services Agreement or under any Local Network Services Agreement or under any Telerate Local Network Services Agreement.

12.      LIMITATIONS OF LIABILITY

         12.1. Subject to Section 11.4, neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Networks or other conduct under this Agreement.

         12.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, including fraud, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Bridge's negligence or that of their respective agents, subcontractors or employees. Nothing contained in this Section shall limit SAVVIS' intellectual property indemnification obligations under Section 16.1 or Bridge's indemnification obligations with respect to a breach of Section 10.3.

13.      EQUIPMENT AND SOFTWARE NOT PROVIDED BY SAVVIS

         13.1. SAVVIS shall not be responsible for the installation, operation or maintenance of equipment or software not provided by it under this Agreement, nor shall SAVVIS be responsible for the transmission or reception of information by equipment or software not provided by SAVVIS hereunder. In the event that Bridge uses equipment or software not provided by SAVVIS hereunder in a manner that impairs Bridge's use of the Networks, Bridge shall not be excused from payment for such use and SAVVIS shall not be responsible for any failure of the Networks to meet the Quality of Service Standards resulting from the use of such equipment or software by Bridge. Upon notice from SAVVIS that the equipment or software not provided by SAVVIS under this Agreement is causing or is likely to cause hazard, interference or service obstruction, Bridge shall eliminate the likelihood of such hazard, interference or service obstruction.

         13.2. Notwithstanding the foregoing, SAVVIS shall, at no additional charge, provide all interface specifications for the Networks reasonably requested by Bridge. SAVVIS shall, upon the receipt of appropriate specifications from Bridge, inform Bridge of the compatibility with the Networks of any equipment or software that Bridge proposes to use in connection therewith, the effects, if any, of the use of such equipment or software on the quality, operating characteristics and efficiency of the Networks, and the effects, if any, of the Networks on the operating characteristics and efficiency of any such equipment or software.

14.      PROPRIETARY RIGHTS; LICENSE

         14.1. SAVVIS hereby grants to Bridge and the Bridge Subsidiaries a non-exclusive and non-transferable license to use all programming and software necessary for Bridge and the Bridge Subsidiaries to use the Networks. Such license is granted for the term of this Agreement for the sole purpose of enabling Bridge and the Bridge Subsidiaries to use the Networks.

         14.2. All title and property rights (including intellectual property rights) to the Networks (including associated programming and software) are and shall remain with SAVVIS or the third-party providers thereof to SAVVIS. Bridge shall not (except as permitted by applicable law) attempt to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse the Networks, programming and software.

15.      CONFIDENTIALITY

         15.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this
                  Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

         15.2. Notwithstanding Section 15.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or
                  (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this Agreement, provided that any disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

         15.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

         15.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

         15.5. Bridge and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

         15.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

         15.7. The provisions of Section 15.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the sale of securities or the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

16.      INDEMNIFICATIONS

         16.1. SAVVIS shall defend, settle, or otherwise manage at its own cost and expense any claim or action against Bridge or any of its directors, officers, employees or assigns for actual or alleged infringement by the Networks of any patent, copyright, trademark, trade secret or similar proprietary right of any third party, except to the extent that such actual or alleged infringement arises from (i) such actual or alleged infringement by the Acquired Network Facilities on or prior to the Effective Date or (ii) an act or omission of Bridge or a Bridge Subsidiary or a vendor or customer of Bridge or a Bridge Subsidiary or (iii) equipment or software used by Bridge and not provided by SAVVIS or (iv) services or equipment provided by or on behalf of Bridge under the Technical Services Agreement. Bridge shall notify SAVVIS promptly in writing of any such claim or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof. SAVVIS further agrees to indemnify and hold Bridge harmless from and against any and all liabilities and damages (whether incurred as the result of a judicial decree or a settlement), and the costs and expenses associated with any claim or action of the type identified in this Section (including reasonable attorneys' fees).

         16.2. If, as a consequence of a claim or action of the kind described in Section 16.1, SAVVIS' or Bridge's use of all or part of any Network is enjoined, SAVVIS shall, at its option and expense, either: (a) procure for Bridge the right to continue using the affected Network; (b) modify such Network so that they are non-infringing, provided that such modification does not affect the intended use of the Network as contemplated hereunder. If SAVVIS does not take any of the actions described in clauses (a) or (b), then Bridge may terminate the affected portion of such Network, and SAVVIS shall refund to Bridge any prepaid charges therefor.

         16.3. Subject to Section 12, Bridge will defend, indemnify and hold harmless SAVVIS or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for libel, slander, invasion of privacy or infringement of copyright, and invasion and/or alteration of private records or data arising from any information, data or messages transmitted over the Networks by Bridge; and

                  (b) claims for infringement of patents arising from the use by Bridge of equipment and software, apparatus and systems not provided hereunder in connection with the Networks; and

                  (c) the violation of any representations, warranties and covenants made by Bridge in this Agreement.

         16.4. Subject to Section 12, SAVVIS will defend, indemnify and hold harmless Bridge or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for infringement of patents arising from the use by SAVVIS of equipment and software, apparatus and systems not provided by SAVVIS hereunder in connection with the Networks (other than any Acquired Network Facilities); and

                  (b) the violation of any representations, warranties and covenants made by SAVVIS in this Agreement.

17.      DISPUTES

         17.1. Except as expressly provided in Schedule 4.1 of this Agreement, the resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this Section 17. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

         17.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

         17.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

         17.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Bridge, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

         17.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

         17.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

         17.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 17.

         17.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

         17.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and SAVVIS shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Networks to Bridge unless otherwise directed by Bridge. This Section shall not apply where (a) Bridge is in default under this Agreement or (b) the dispute or controversy between the parties relates to harm to the Networks allegedly caused by Bridge and Bridge does not immediately cease and desist from the activity giving rise to the dispute or controversy.

18.      FORCE MAJEURE

         18.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

         18.2. If SAVVIS cannot promptly provide a suitable temporary SAVVIS alternative to all or part of a Network subject to an interruption in connection with the existence of a force majeure condition, Bridge may, at its option and at its own cost, contract with one or more third parties for the affected portion of the Network for the shortest commercially available period likely to cover the reasonably expected duration of the interruption, and may suspend SAVVIS' provision of such affected portion for such period. SAVVIS shall not charge Bridge for the affected portion thus suspended during the period of suspension. SAVVIS shall resume provision of the suspended portion of the Network upon the later of the termination or expiration of Bridge's legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

         18.3. In the event that a force majeure condition shall continue for more than 60 days, Bridge may cancel the affected portion of the Network with no further liability to SAVVIS other than for obligations incurred with respect to such affected portion prior to the occurrence of the force majeure condition.

         18.4. The consequences arising from existence and continuation of a force majeure condition, including without limitation any interruption of the Networks and the exercise by Bridge of its rights under this Section 18, shall be deemed not to constitute a breach by either party hereto of any representations, warranties or covenants hereunder and shall not be grounds for the exercise of any remedies under this Agreement, including without limitation remedies under Section
                  2.2 or Section 7, other than those  specified  in this Section
                  18.

19.      GENERAL PROVISIONS

         19.1. NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.

         19.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between
                  the  parties   and   supersedes   any  prior
                  understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

         19.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

         19.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         19.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         19.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Bridge: Bridge Information Systems, Inc.
                                Three World Financial Center
                                New York, New York 10285
                                (212) 372-7195 (fax)
                                Attention:  Zachary Snow,
                                            Executive Vice President and General
                                            Counsel

                  If to SAVVIS: SAVVIS Communications Corporation
                                717 Office Parkway
                                St. Louis, Missouri 63141
                                (314) 468-7550 (fax)
                                Attention:  Steven M. Gallant,
                                            Vice President and General Counsel

                  Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         19.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

         19.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Bridge. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         19.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         19.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         19.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         19.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Network Services Agreement to be executed as of the date first above written.

                  THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                     SAVVIS COMMUNICATIONS CORPORATION

                                     By /s/ Steven M. Gallant
                                       ----------------------------------------
                                     Name: Steven M. Gallant
                                     Title: Vice President and General Counsel

                                     BRIDGE INFORMATION SYSTEMS, INC.

                                     By /s/ Daryl A. Rhodes
                                       ----------------------------------------
                                     Name: Daryl A. Rhodes
                                     Title: Executive Vice President

                                  SCHEDULE 2.2
                          QUALITY OF SERVICE STANDARDS

1. Starting one year from the Effective Date, the Acquired Network Facilities and Additional Network Facilities that are connected to the St. Louis hub where Bridge houses the data distributed over the Distribution Network (the "ST. LOUIS HUB") by fully redundant paths shall be covered by Quality of Service Standards outlined below. These provisions shall be applicable to Installation Sites performing within the bandwidth limitations set forth in Section 7.2 of Schedule 3.1 or, with respect to the SAVVIS Backbone, to be agreed upon, and shall be measured in performance relative to the St. Louis Hub.

2.       For  the  SAVVIS  Backbone   supporting  the  Collection   Network  and
         Distribution Network:

         (a) There shall not be less than 99.99% availability to any SAVVIS POP supporting Installation Sites during each one month period during the Market Hours applicable to the POP connected to the St. Louis Hub.

         (b) The average round-trip terrestrial latency period to SAVVIS POP locations supporting Installation Sites during each one-month period shall not exceed:

              (i)    75 milliseconds within the United States,

              (ii) 250 milliseconds to Australia, Eastern Asia, Europe, and North America,

              (iii) 425 milliseconds to all other areas, including South America, Middle East, Africa, New Zealand and India.

3. For Installation Sites, network availability shall be measured in terms of server upstream connectivity during Market Hours for each one-month period. Resultant availability to the Installation Sites shall be not less than 99.99% based on the following criteria:

         (a) All server disconnects will be considered as potential network outages.

         (b) Disconnects which are attributed to bandwidth limitations, process failures, and server faults will be eliminated from the sample population.

         (c) Remaining disconnects that reflect total outage conditions on both redundant pieces of the network shall be considered a network outage to the Installation Site. The time duration of the network outage shall be used to determine the availability percentage.

3. SAVVIS will continue to monitor performance of the acquired Bridge OA Network. Performance problems with specific OA sites will be resolved jointly by Bridge and SAVVIS.

4.       CREDIT AMOUNTS

         Amounts to be credited if the Quality of Service Standards are not met with respect to a particular Installation Site in any month shall be as follows, plus (other than in Distributor Countries) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP:

               CONNECTION             MONTHLY           MONTHLY             MONTHLY           MONTHLY CREDIT
                 SPEED                 CREDIT           CREDIT              CREDIT             [DISTRIBUTOR
                                   [UNITED STATES]     [EUROPE]             [ASIA]              [COUNTRIES]
                   T1                    [*]             [*]                 [*]                     [*]

                   E1                    [*]             [*]                 [*]                     [*]

                 256 KBS                 [*]             [*]                 [*]                     [*]

                 128 KBS                 [*]             [*]                 [*]                     [*]

                  64 KBS                 [*]             [*]                 [*]                     [*]

                  56 KBS                 [*]             [*]                 [*]                     [*]

                  ISDN                   [*]             [*]                 [*]                     [*]

           CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND
               HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  SCHEDULE 3.1

                                     PRICING

1.       DEFINITIONS.

         1.1. "BACKBONE LOCAL ACCESS FACILITIES" means the local access line or other local communications circuit provided by a local exchange carrier connecting long-haul circuits to a SAVVIS POP.

         1.2. "INITIAL POP THRESHOLD REVENUE" with respect to any metropolitan area means an amount equal to 2.5 times the sum of:

              (a)  (i)   [*] if the POP is built by SAVVIS,

                   (ii)  [*] if the POP is leased to SAVVIS, plus

              (b) the actual cost to SAVVIS of extending two redundant circuits of the SAVVIS long-haul circuits to a SAVVIS POP in such metropolitan area, plus

              (c)  the  actual  cost  to  SAVVIS  for   Backbone   Local  Access
                   Facilities connecting the two redundant long-haul circuits to such SAVVIS POP, plus

              (d) the actual cost to SAVVIS of obtaining collocation and power for such SAVVIS POP.

         1.3. "INSTALLATION SITE" means any facility of Bridge or a Bridge Subsidiary or of vendors or customers of Bridge or a Bridge Subsidiary at which one or more of the Networks is installed.

         1.4. "INSTALLATION SITE LOCAL ACCESS FACILITIES" means the local access line or other local communications circuit provided by a local exchange carrier connecting an Installation Site to a SAVVIS POP.

         1.5. "LOCAL ACCESS FACILITIES" means the local access line or other local communications circuit provided by a local exchange carrier.

         1.6. "POP" means point-of-presence.

         1.7. "SAVVIS BACKBONE" means the collection of long-haul circuits, Backbone Local Access Facilities and POPS, including switching and routing equipment, that are owned by, or leased to, SAVVIS providing telecommunications utilizing the Internet Protocol, excluding any Installation Site Local Access Facilities.

         1.8. "SUBSEQUENT POP THRESHOLD REVENUE" with respect to any metropolitan area means an amount equal to 2.5 times the sum of:

               (a) (i)  [*] if the POP is built by SAVVIS, or

                   (ii) [*] if the POP is leased by SAVVIS, plus

               (b) the actual cost to SAVVIS of connecting a second switch to an existing switch in such metropolitan area by means of a DS3 circuit, plus

               (c) the actual cost to SAVVIS of obtaining collocation and power for such second switch.

         1.9. "POP SITE" means any Installation Site that accesses a SAVVIS POP by means of Local Access Facilities.

         1.10. "NON-POP SITE" means any Installation Site other than a POP Site.

2.       FIRST-YEAR PRICE FOR NETWORKS USING ACQUIRED NETWORK FACILITIES

         2.1. For the first Agreement Year in the Initial Term of this Agreement, Bridge and the Bridge Subsidiaries shall pay SAVVIS and the SAVVIS Subsidiaries for the Networks using the Acquired Network Facilities plus the Short-Term Call Assets in the aggregate amount determined as follows, but in any event not less than [*] per month from the Effective Date, such amount to be allocated between this Agreement and the Local Network Services Agreements substantially in the form attached as Exhibit A hereto:

               (a)  The sum of:

                    (i) the actual cost to Bridge of operating the Networks as of October 31, 1999, as set forth in Schedule 3.1-A hereto; plus

                    (ii) the actual cost to Bridge of the employees  transferred from Bridge to SAVVIS for the operation of the Networks, determined on the basis of the actual salaries of such employees, as set forth in Schedule 3.1-A hereto, plus a benefits loading factor to be mutually agreed upon;

               (b) less the actual cost to Bridge of backbone circuits and associated Backbone Local Access Facilities removed or replaced subsequent to October 31, 1999, and prior to the Effective Date;

               (c) plus, (i) with respect to the Distribution Network, the actual cost to SAVVIS as of the Effective Date of backbone circuits and associated Backbone Local Access added or substituted or used in part by any party other than Bridge, subsequent to October 31, 1999, multiplied by the proportionate megabit reserved usage of such circuits as ordered by Bridge under this Agreement as of the Effective Date, and further multiplied by [ * ]; or

                         (ii) with respect to the Collection  Network and the OA
                    Network, the actual cost to SAVVIS as of the Effective Date of backbone circuits and associated Backbone Local Access Facilities added or substituted subsequent to October 31, 1999, and prior to the Effective Date, multiplied by [*];

               (d)  plus  the   actual   cost  to  Bridge   of  the   additional
                    Installation Site Local Access Facilities added subsequent to October 31, 1999, and prior to the Effective Date.

               The pricing under the Local Network Services Agreement shall be as set forth in this Schedule 3.1, according to the geographic territory applicable to such Local Network Services Agreement; provided that the pricing for Installation Sites in Latin America and Installation Sites connected to the Networks by satellite shall be mutually agreed upon following an analysis to be conducted by the parties of the costs pertaining to such Installation Sites. Such pricing shall be determined in a manner reasonably consistent with the pricing for other Installation Sites. In the event that the parties are unable to reach agreement on such pricing after exercising good faith efforts to do so over a reasonable period of time, such pricing shall be determined by binding arbitration as provided below. Charges under each such Local Network Services Agreement shall be billed locally, in local currency.

3.       FIRST-YEAR PRICES AT ADDITIONAL POP SITES

         3.1. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities in the United States, as follows:

               (a) [*] per month for each T1 port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         3.2. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities in Europe, as follows:

               (a) an amount per month to be determined on an individual case basis for each E1 port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         3.3. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities in Asia, as follows:

               (a) an amount per month to be determined on an individual case basis for each E1 port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         3.4. In the event that Bridge wishes to attach any additional servers to a router having a single E1 port, or any fraction thereof, at any POP Site, SAVVIS will provide such service at the rate of [*] per month for each such additional server for the first Agreement Year in the Initial Term of this Agreement.

         3.5. Following the first Agreement Year in the Initial Term of this Agreement, the rates and charges for the Networks using Additional Network Facilities at any new POP Site shall be mutually agreed upon by the parties from time to time and set forth in an Addendum to this Agreement in the manner set forth in
               Section 1.2 of this Agreement and Section 9.1 of this Schedule. If the parties fail to reach agreement on any such Addendum prior to the expiration of the Addendum then in effect, the rates and charges shall be determined by binding arbitration as provided below.

4.       FIRST-YEAR PRICES FOR ADDITIONAL NON-POP SITES IN THE UNITED STATES

         4.1. 56 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site in the United States at which one or more 56 Kbps ports are provided, as follows:

               (a) [*] per month for each 56 Kbps port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         4.2. 128 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 128 Kbps ports are provided, as follows:

               (a) [*] per month for each 128 Kbps port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         4.3. 256 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 256 Kbps ports are provided, as follows:

               (a) [*] per month for each 256 Kbps port, reflecting the cost of equipment, hardware maintenance, the provision of a diagnostic dial-up line, and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         4.4. ISDN BACK-UP LINE. In the event that Bridge wishes to use an ISDN back-up line in lieu of full redundancy at any Non-POP Site at which one or more 56 Kbps ports or 128 Kbps ports are provided as Additional Network Facilities, SAVVIS will provide such service at the following rate for the first Agreement Year in the Initial Term of this Agreement:

               (a) [*] per month for each ISDN line, reflecting the cost of equipment and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits, basic rate interface or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

5.       FIRST-YEAR PRICES FOR ADDITIONAL NON-POP SITES IN EUROPE

         5.1. 64 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site in Europe at which one or more 64 Kbps ports are provided, as follows:

               (a) [*] per month ([*] per month in a Distributor Country) for each 64 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         5.2. 128 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional

                    Network Facilities at any new Non-POP Site at which one or more 128 Kbps ports are provided, as follows:

               (a) [*] per month ([*] per month in a Distributor Country) for each 128 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         5.3. 256 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 256 Kbps ports are provided, as follows:

               (a) an amount per month to be determined on an individual case basis for each 256 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         5.4. E1 SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more E1 ports are provided, as follows:

               (a) [*] per month ([*] per month in a Distributor Country) for each E1 port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         5.5. ISDN BACK-UP LINE. In the event that Bridge wishes to use an ISDN back-up line in lieu of full redundancy at any Non-POP Site at which one or more 64 Kbps ports or 128 Kbps ports are provided as Additional Network Facilities, SAVVIS will provide such service at the following rate for the first Agreement Year in the Initial Term of this Agreement:

               (a) [*] per month ([*] per month in a Distributor Country) for each ISDN line, reflecting the cost of equipment, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits, basic rate interface or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

6.       FIRST-YEAR PRICES FOR ADDITIONAL NON-POP SITES IN ASIA

         6.1. 64 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site in the United States at which one or more 64 Kbps ports are provided, as follows:

               (a) [*] per month ([*] per month in a Distributor Country) for each 64 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         6.2. 128 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 128 Kbps ports are provided, as follows:

               (a) [*] per month ([*] per month in a Distributor Country) for each 128 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         6.3. 256 KBPS SITES. For the first Agreement Year in the Initial Term of this Agreement, Bridge shall pay SAVVIS for the Networks using Additional Network Facilities at any new Non-POP Site at which one or more 256 Kbps ports are provided, as follows:

               (a) an amount per month to be determined on an individual case basis for each 256 Kbps port, reflecting the cost of equipment, hardware maintenance and the provision of a diagnostic dial-up line, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

         6.4. ISDN BACK-UP LINE. In the event that Bridge wishes to use an ISDN back-up line in lieu of full redundancy at any Non-POP Site at which one or more 56 Kbps ports or 128 Kbps ports are provided as Additional Network Facilities, SAVVIS will provide such service at the following rate for the first Agreement Year in the Initial Term of this Agreement:

               (a) [*] per month for each ISDN line, reflecting the cost of equipment and the use of the SAVVIS Backbone, plus

               (b) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits, basic rate interface or other means for connecting such Installation Site to the SAVVIS POP, plus

               (c) the actual cost to SAVVIS of installing at such Installation Site the equipment referred to in clause (a) and the connection referred to in clause (b).

7.       REDUNDANCY AND BANDWIDTH USAGE

         7.1. The amount due to SAVVIS from Bridge for providing the Networks using Additional Network Facilities at any new Installation Site having full redundancy will be two times the amount due under Sections 3.1, 3.2, 3.3, 4, 5 or 6 above with respect to a single port.

         7.2. Bandwidth usage of any port provided to Bridge by SAVVIS under this Agreement, including both the Acquired Network Facilities and any Additional Network Facilities, shall not exceed 128 Kbps. In the event that Bridge wishes to obtain bandwidth usage in excess of 128 Kbps on any such port, such usage shall be provided for in an Addendum hereto mutually agreed upon by the parties in the manner set forth in Section 1.2 of the Agreement.

8.       CONVERSION TO POP SITES AND INSTALLATION OF SECOND SWITCH

         8.1. In the event that the aggregate amount that would be paid by Bridge to SAVVIS with respect to Non-POP Sites specified by Bridge in a metropolitan area if such sites were converted to POP Sites equals or exceeds the Initial POP Threshold Revenue per month applicable to such metropolitan area, then, upon written request from Bridge, SAVVIS shall (i) install a switch in a SAVVIS POP in such metropolitan area capable of being accessed by means of a connection using only Installation Site Local Access Facilities,
              (ii) extend the SAVVIS Backbone to such SAVVIS POP with two redundant circuits, and (iii) convert such Non-POP Sites to POP Sites.

         8.2. In the event that, following the installation by SAVVIS of a switch and the conversion of Non-POP Sites to POP Sites pursuant to Section 8.1 above, the aggregate amount that would be paid by Bridge to SAVVIS with respect to additional Non-POP Sites in a specified metropolitan area if such sites were converted to POP Sites equals or exceeds the Subsequent POP Threshold Revenue per month applicable to such metropolitan area, then, upon written request from Bridge, SAVVIS shall (i) install a second switch in a SAVVIS POP in such metropolitan area capable of being accessed by means of a connection using only Installation Site Local Access Facilities, (ii) connect the two switches by means of a circuit having appropriate transmission capacity, and (iii) convert such additional Non-POP Sites to POP Sites.

9.       DETERMINATION OF RATES AND CHARGES AFTER FIRST AGREEMENT YEAR

         9.1. For each Agreement Year following the first Agreement Year of this Agreement, the rates and charges for the Networks and any Additional Network Facilities shall be mutually agreed upon by the parties from time to time in an Addendum to this Agreement in the manner set forth in Section 1.2 of this Agreement; provided that, in Europe or Asia where the Additional Network Facilities charge does not include a Backbone component, the charge for any Backbone circuit in the Distribution Network that is not used exclusively for the carriage of Bridge traffic under this Agreement shall be charged to Bridge according to the actual cost to SAVVIS of such backbone circuit multiplied by the proportionate megabit usage of such circuits by Bridge under this Agreement as of the Effective Date, and further multiplied by [*]. If the parties fail to reach agreement on any such Addendum prior to the expiration of the Addendum then in effect, the rates and charges shall be determined by binding arbitration, as follows:

         9.2. The arbitration shall be conducted by a single arbitrator jointly selected by the parties, who shall be an attorney experienced and knowledgeable in the tariffs and pricing of telecommunications services (the "ARBITRATOR"). If the parties are unable to agree on the selection of the Arbitrator within 30 days, either party may apply to the United States District Court for the Eastern District of Missouri or to the Circuit Court of St. Louis County for the appointment of the Arbitrator.

               (b) Within 10 days following the appointment of the Arbitrator, each party shall submit to the Arbitrator such party's best and final offer for the rates and charges to be set forth in such Addendum.

               (c) The Arbitrator must select the offer of one party or the other as being closer to the Arbitrator's own assessment of what an independent vendor would charge for services similar in nature and volume to those to be covered by such Addendum (the "INDEPENDENT VENDOR PRICE").

               (d) The decision of the Arbitrator shall be final and binding on the parties and shall be incorporated in this Agreement as an Addendum hereto.

               (e) Each party shall bear its own costs in conducting the arbitration, and the non-prevailing party shall pay the fees and expenses of the Arbitrator.

         9.3. At the time any Addendum is entered into with respect to the rates and charges for any POP Site, the amount charged to Bridge for the T-1 ports at such Installation Site shall be not more than the Independent Vendor Price for providing such ports at such Installation Site, as mutually agreed by the parties or as determined by the Arbitrator under Sections 9.1 and 9.2, reduced by [*]of the excess, if any, of the Independent Vendor Price for providing such ports over the actual cost to SAVVIS of providing such ports at such Installation Site.

10.      MINIMUM ANNUAL COMMITMENT

         10.1.If  the   aggregate   amounts   paid  by  Bridge  and  the  Bridge
              Subsidiaries to SAVVIS and the SAVVIS Subsidiaries for the Networks hereunder for any Agreement Year during the Initial Term of this Agreement, using not only the Acquired Network Facilities but also any Additional Network Facilities, is less than the Minimum Annual Commitment (as defined below), then the amount of such deficiency shall be payable by Bridge to SAVVIS upon the receipt by Bridge of an invoice therefor, in accordance with Section 5 of the Agreement.

         10.2. The "MINIMUM ANNUAL COMMITMENT" shall mean:

               (a) With respect to the first Agreement Year during the Initial Term, the amount set forth in Section 2.1 of this Schedule 3.1;

               (b) With respect to the second Agreement Year during the Initial Term, 110% of the amount set forth in Section 2.1 of this
                    Schedule 3.1;

               (c) With respect to the third Agreement Year during the Initial Term, 120% of the amount set forth in Section 2.1 of this
                    Schedule 3.1;

               (d) With respect to the fourth, fifth and sixth Agreement Years during the Initial Term, an amount equal to 80% of the total amount paid by Bridge and all Bridge Subsidiaries during such Agreement Year to SAVVIS, SAVVIS Subsidiaries and third parties for Internet Protocol backbone and other data transport services;

               (e) With respect to the seventh, eighth, ninth and tenth Agreement Years during the Initial Term, an amount equal to 60% of the total amount paid by Bridge and all Bridge Subsidiaries during such Agreement Year to SAVVIS, SAVVIS Subsidiaries and third parties for Internet Protocol backbone and other data transport services.

         10.3. With respect to the fourth Agreement Year and each Agreement Year thereafter, SAVVIS shall have the right, at reasonable times and on reasonable notice, but not more often than once during any Agreement Year, to audit the books and records of Bridge and the Bridge Subsidiaries in order to determine the total amount paid by Bridge and the Bridge Subsidiaries during an Agreement Year to SAVVIS, SAVVIS Subsidiaries and third parties for Internet Protocol backbone and other data transport services. Such audits may be conducted either by SAVVIS personnel or by outside auditors retained by SAVVIS for such purpose, subject to the consent of Bridge to such outside auditors, such consent not to be unreasonably withheld or delayed. Such audits shall be conducted at the expense of SAVVIS, including any additional cost to Bridge in obtaining the cooperation of Bridge's outside auditors that may be required; provided, that if the actual total amount paid by Bridge and the Bridge Subsidiaries during an Agreement Year to SAVVIS, SAVVIS Subsidiaries and third parties for Internet Protocol backbone and other data transport services is determined by such audit to be 105% or more of the amount initially claimed by Bridge with respect to such Agreement Year, then the cost of such audit shall be borne by Bridge.

           CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND
               HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                 SCHEDULE 3.1-A

                               ACTUAL COST AMOUNTS

         1. The parties agree that the actual cost to Bridge of operating the Networks as of October 31, 1999, is $10,100,000.

         2. The parties agree that the actual cost to Bridge of the employees transferred from Bridge to SAVVIS for the operation of the Networks, determined on the basis of the actual salaries of such employees, is $562,614.

         3. SAVVIS shall have the right, at reasonable times and on reasonable notice, to audit the books and records of Bridge in order to verify the amounts set forth in paragraphs 1 and 2 above. Such audits shall be conducted within 120 days after the Effective Date, and may be conducted either by SAVVIS personnel or by outside auditors retained by SAVVIS for such purpose, subject to the consent of Bridge to such outside auditors, such consent not to be unreasonably withheld or delayed. Such audits shall be conducted at the expense of SAVVIS, including any additional cost to Bridge in obtaining the cooperation of Bridge's outside auditors that may be required.

                                  SCHEDULE 5.2

                        INSTALLATION SITE REMOVAL AMOUNTS

         Amounts by which each monthly invoice from SAVVIS to Bridge shall be reduced resulting from the removal of a particular Installation Site shall be as follows during the first Agreement Year, according to the connection speed at such Installation Site, plus (other than in Distributor Countries) the actual charges for Installation Site Local Access Facilities, permanent virtual circuits or other means for connecting such Installation Site to the SAVVIS POP:

         UNITED STATES:

                                    INSTALLATION SITES       INSTALLATION SITES
                                      EXISTING AS OF             ADDED AFTER
              CONNECTION SPEED      THE EFFECTIVE DATE       THE EFFECTIVE DATE

                     T1                     [*]                      [*]

                  256 KBS                   [*]                      [*]

                  128 KBS                   [*]                      [*]

                   56 KBS                   [*]                      [*]

                    ISDN                    [*]                      [*]

         EUROPE:

                                         INSTALLATION SITES         INSTALLATION SITES
                                                AS OF                  ADDED AFTER            DISTRIBUTOR
              CONNECTION SPEED             EFFECTIVE DATE             EFFECTIVE DATE            COUNTRY
                   256 KBS                       [*]                       [*]                    [*]

                   128 KBS                       [*]                       [*]                    [*]

                   64 KBS                        [*]                       [*]                    [*]

                    ISDN                         [*]                       [*]                    [*]

                     E1                          [*]                       [*]                    [*]

         ASIA:

                                         INSTALLATION SITES         INSTALLATION SITES
                                                AS OF                  ADDED AFTER            DISTRIBUTOR
              CONNECTION SPEED             EFFECTIVE DATE             EFFECTIVE DATE            COUNTRY
                   256 KBS                       [*]                       [*]                    [*]

                   128 KBS                       [*]                       [*]                    [*]

                   64 KBS                        [*]                       [*]                    [*]

                    ISDN                         [*]                       [*]                    [*]

                     E1                          [*]                       [*]                    [*]


           CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND
               HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                    EXHIBIT A
                          TO NETWORK SERVICES AGREEMENT

                                  FORM OF LOCAL
                           NETWORK SERVICES AGREEMENT

         This LOCAL NETWORK SERVICES AGREEMENT (the "Agreement") is effective as of ___________, 2000 (the "Effective Date") between [local SAVVIS entity], a [limited liability company] incorporated under the laws of [country ] ("SAVVIS") and [local Bridge/Telerate entity], a [limited liability company] incorporated under the laws of [country] ("Customer").

                                    RECITALS

         A. Customer is engaged in the business of collecting and distributing various financial, news and other data in [country] (the "JURISDICTION").

         B. SAVVIS is engaged in the business of providing Internet Protocol backbone and other data transport services in the Jurisdiction.

         C. SAVVIS Communications and [Bridge Parent]/[Telerate Parent] have entered into the Network Services Agreement for the provision and receipt of similar services on a world-wide basis at the parent level as are being provided and received by the parties to this Agreement within the Jurisdiction.

         D. Together with this Agreement, SAVVIS is entering into certain other agreements with Customer, or Affiliates of the Customer, related to their operations in the Jurisdiction, including Local Transfer Agreements, Equipment Collocation Permits, and Local Administrative Services Agreements.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       CONTRACT DOCUMENTS AND DEFINITIONS

         1.1. This Agreement shall consist of this Local Network Services Agreement by and between SAVVIS and Customer, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Addenda, provided that if such a conflict shall arise, the Addenda shall control.

         1.2. Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for every issue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

         1.3. Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation. Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Network Services Agreement.

                  "ACQUIRED NETWORK FACILITIES" means the assets and contracts for the provision of Internet Protocol backbone and other data transport services within the Jurisdiction to the extent acquired by SAVVIS pursuant to the Local Transfer Agreement between Customer, or Affiliates of the Customer, and SAVVIS.

                  "ADDITIONAL NETWORK FACILITIES" means any assets and contracts of SAVVIS for the provision of Internet Protocol backbone and other data transport services other than the Acquired Network Facilities.

                  "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

                  "AGREEMENT YEAR" means a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

                  ["BRIDGE PARENT" means Bridge Information Systems, Inc., a Missouri corporation, and its successors and assigns.]

                  "CONFIDENTIAL INFORMATION" means all information concerning the business of Customer, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by SAVVIS by virtue of its performance under this Agreement or (ii) by Customer by virtue of its use of the Networks. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

                        (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

                        (b) is or becomes publicly known through no wrongful act of the receiving party; or

                        (c) is rightfully received by the receiving party from a third party without restriction and without breach of this Agreement.

                  "CUSTOMER" means [local Bridge/Telerate entity], a [limited liability company] incorporated under the laws of [country], and its successors and assigns.

                  "DISTRIBUTOR COUNTRY" means any country in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors.

                  "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

                  "EVENT OF DEFAULT BY SAVVIS" has the meaning assigned to such term in Section 7.1 of this Agreement.

                  "INITIAL TERM" means a period of ten consecutive Agreement Years beginning on the Effective Date.

                  "INSTALLATION SITE" means any facility of Customer or of vendors or customers of Customer at which one or more of the Networks is installed.

                  "LOCAL EXCHANGE CARRIER" means the local telecommunications provider(s) from which SAVVIS leases the lines it makes available to Customer.

                  "LOCAL [TELERATE]/[BRIDGE] NETWORK SERVICES AGREEMENT" means a local network services agreement pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to an Affiliate of [Telerate Parent]/[Bridge Parent] operating in the Jurisdiction.

                  "MARKET HOURS" means, with respect to any Installation Site, the period of time beginning two hours before the time at which trading opens on the principal securities exchange or automated quotation system designated by Customer in writing from time to time as being used by the purchasers and sellers of securities at such Installation Site, and ending two hours after the time at which such trading ceases to be conducted.

                  "NETWORK" and "NETWORKS" have the meaning assigned to such terms in Section 2.1 of this Agreement.

                  "NETWORK SERVICES AGREEMENT" means the Network Services Agreement between SAVVIS Communications and [Bridge Parent]/[Telerate Parent], effective as of February 14, 2000.

                  "POP" means point-of-presence.

                   "QUALITY OF SERVICE  STANDARDS"  means the  standards for the performance of the Networks contained in Schedule 2.2 hereto or an Addendum to this Agreement.

                  "SAVVIS" means [local SAVVIS entity], a [limited liability company] incorporated under the laws of [country ], and its successors and assigns.

                  "SAVVIS    COMMUNICATIONS"    means   SAVVIS    Communications
                  Corporation,  a  Missouri  corporation,   its  successors  and
                  assigns.

                  "SECURITIES EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

                  "TAIL CIRCUIT" means the access line or other communications circuit from the SAVVIS POP to an Installation Site.

                  ["TELERATE PARENT" means Telerate Holdings, Inc., a Delaware corporation, and its successors and assigns.]

                  "TRANSITION  PERIOD" has the meaning  assigned to such term in
                  Section 6.3 of this Agreement.

2.       THE NETWORKS AND QUALITY OF SERVICE STANDARDS

         2.1. SAVVIS agrees to use the Acquired Network Facilities to provide to Customer the following managed packet-data transport networks, including the operation, management and maintenance thereof:

                  (a) that portion of a global office-automation network located in the Jurisdiction, providing connectivity between the offices of Customer, Bridge Parent and Affiliates of Bridge Parent (the "OA NETWORK"),

                  (b)      that  portion  of a global  data  collection  network
                           located   in  the   Jurisdiction   (the   "COLLECTION
                           NETWORK") and

                  (c) that portion of a global data distribution network located in the Jurisdiction (the "DISTRIBUTION NETWORK"), which shall be referred to in this Agreement collectively as the "NETWORKS" and individually as a "NETWORK."

         2.2. Each Network shall be operated, managed and maintained by SAVVIS. SAVVIS may, but shall not be obligated to, use facilities of SAVVIS other than the Acquired Network Facilities to provide all or any part of any Network. Beginning on the first anniversary of the Effective Date and thereafter, each Network shall be operated, managed and maintained by SAVVIS according to the Quality of Service Standards set forth in Schedule 2.2 hereof, and SAVVIS shall be responsible for monitoring the performance of the Networks with respect to the Quality of Service Standards and shall provide Customer with monthly reports of such performance. If the Quality of Service Standards are not met with respect to a particular Installation Site in any month, Customer shall be entitled to receive, upon written request by Customer within 30 days of its receipt of the performance report for such Installation Site for such month, a credit in the amount set forth on Schedule 2.2 attached hereto (or, in the case of a Distributor Country, as set forth on Schedule 2.2 to the Network Services Agreement), which amount shall be deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month; provided, however, that Customer shall not be entitled to such credit to the extent that the failure to meet the Quality of Service Standards with respect to such Installation Site is due to (i) an act or omission of Customer or a vendor or customer of Customer or (ii) equipment or software used by Customer and not provided by SAVVIS. Not more than one credit of one month's charges shall be given for a particular Installation Site for a particular month. The Quality of Service Standards shall not apply to the provision of Local Access Facilities in countries in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors. For all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Customer, within 30 days of its receipt of the performance report for such Installation Site for such month, requests in writing a credit as set forth above with respect to such Installation Site for such month.

         2.3.     [Intentionally omitted.]

         2.4. In providing Additional Network Facilities, SAVVIS agrees to use its best efforts to expedite the provisioning of the circuits for such Additional Network Facilities in those instances in which SAVVIS is responsible for provisioning such circuits, and to use its best efforts to avoid single points of failure in the engineering design of such Additional Network Facilities, consistent with the level of redundancy specified in the applicable Addendum.

2.5. Throughout the term of this Agreement, SAVVIS shall use its reasonable best efforts to continue to meet the requests of Customer to enhance the total capacity, geographic extension and performance quality of the Networks, and to maintain its research and development effort at a level appropriate to sustain the ability of Customer to compete on the basis of the quality of the Networks.

3.       RATES AND CHARGES

         3.1. Customer shall pay SAVVIS for the Networks using the Acquired Network Facilities and Additional Network Facilities according to the rates and charges set forth in Schedule 3.1 of the Network Services Agreement.

         3.2. The parties recognize that certain savings might be obtained by consolidating the multiple Local Access Facilities that are provided at such building locations on the Effective Date. In the event that SAVVIS consolidates the multiple Local Access Facilities at one or more of such building locations and obtains cost savings as a result thereof, the parties will mutually agree within 30 days following such consolidation on the manner in which such savings shall be shared as follows:

                  (a) between SAVVIS and Customer, if only Customer uses those consolidated Local Access Facilities; or

                  (b) between SAVVIS, Customer and the Affiliate of [Telerate Parent]/[Bridge Parent] that is a party to the Local [Telerate]/[Bridge] Network Services Agreement, if both Customer and such Affiliate use those consolidated Local Access Facilities.

         3.3. For any Installation Site to which SAVVIS is providing services both under this Agreement and a Local [Telerate]/[Bridge] Network Services Agreement, the rates and charges applicable to such Installation Site under this Agreement shall be one-half of the rates and charges that would otherwise be applicable to such Installation Site under this Agreement.

4.       PROVISION OF TAIL CIRCUITS

         4.1. SAVVIS shall use its reasonable efforts to provide a Tail Circuit to Customer by contracting with the Local Exchange Carrier for access to the Tail Circuit and causing the Tail Circuit to be operated, managed, and maintained as necessary to provide access thereto to Customer. SAVVIS does not guarantee or warrant the performance of the Tail Circuit or the performance by the Local Exchange Carrier of its obligations under any contract between SAVVIS and the Local Exchange Carrier, applicable laws and regulations, or standards of the industry.

         4.2. Customer shall not use the Tail Circuit in any way that might cause SAVVIS to violate the terms and conditions under which access to the Tail Circuit is provided by the Local Exchange Carrier, whether such terms and conditions be contractual, regulatory, or other.

         4.3. Customer shall be responsible for only that portion of SAVVIS' costs attributable to Customer's own access to and use of the Tail Circuit. In the event that SAVVIS provides access to any third party or parties, Customer and SAVVIS will follow the procedure set forth in Section 1.2 above in order to establish a mutually agreed upon method or formula for determining the amount to be charged to Customer, generally based on a pro rata allocation of SAVVIS' total costs among all its customers and other relevant considerations and/or fair and reasonable adjustments in light of the circumstances at that time.

5.       INVOICES

         5.1. The amounts due to SAVVIS from Customer for the installation, operation, management and maintenance of the Networks shall be billed monthly in advance. All items on invoices not the subject of a bona fide dispute shall be payable by Customer in legal currency of [jurisdiction] within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

         5.2. At any time and from time to time, Customer may, by written notice to SAVVIS, have one or more Installation Sites removed from the Networks. Each monthly invoice from SAVVIS to Customer shall reflect a reduction in the amount charged to Customer for the Networks resulting from any such removal of Installation Sites. In the case of any Installation Site removed from the Acquired Network Facilities, such reduction shall be the sum of:

                  (a) the actual cost of the Local Access Facilities connecting the Acquired Network Facilities to such Installation Site, effective as of such time as SAVVIS is no longer required to pay such costs, and

                  (b) the amounts set forth on Schedule 5.2 of the Network Services Agreement, which are deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month during the first Agreement Year, according to the geographic location and connection speed at such Installation Site, effective as of such time as such Installation Site is disconnected from the Networks.

         5.3. Customer shall pay any sales, use, federal excise, utility, gross receipts, state and local surcharges, value added and similar taxes, charges or levies lawfully levied by a duly constituted taxing authority against or upon the Networks. In the alternative, Customer shall provide SAVVIS with a certificate evidencing Customer's exemption from payment of or liability for such taxes. All other taxes, charges or levies, including any ad valorem, income, franchise, privilege or occupation taxes of SAVVIS shall be paid by SAVVIS.

         5.4. Bona fide disputes concerning invoices shall be referred to the parties' respective representatives who are authorized to resolve such matters. Any amount to which Customer is entitled as a result of the resolution of a billing dispute shall be credited promptly to Customer's account. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be paid promptly to SAVVIS.

         5.5. Against the amounts owed by Customer to SAVVIS under this Agreement, Customer shall have the right to offset any amounts owed by SAVVIS to Customer under this Agreement, or otherwise, including without limitation any amounts paid by Bridge Parent on behalf of SAVVIS under guarantees by Bridge Parent of obligations of SAVVIS.

6.       TERM AND EXTENSIONS

         6.1. This Agreement shall commence on the Effective Date and shall continue in full force and effect for the Initial Term unless terminated or extended in accordance with the provisions hereof.

         6.2. The term of this Agreement may be extended by Customer for one additional five-year period by giving SAVVIS written notice not less than one year before the scheduled expiration of the Initial Term.

         6.3. Upon the termination of this Agreement in accordance with its scheduled expiration or by Customer pursuant to Section 7, SAVVIS will continue to provide the Networks in accordance with the terms and conditions herein (excluding the Minimum Annual Commitment) for a period of up to five years after the effective date of termination (the "TRANSITION PERIOD"). During the Transition Period, Customer shall pay SAVVIS for the use of the Networks at the rates in effect at the effective date of termination. If Customer has not completely transitioned from its use of the Networks after the Transition Period, SAVVIS will provide the Networks at SAVVIS' then current list rates. SAVVIS and its successor will cooperate with Customer until Customer has completely migrated to another provider.

         6.4. The above provisions of this Section 6 notwithstanding, the term of this Agreement, including the Initial Term and any extension provided under Section 6.2, and the Transition Period shall not extend beyond the term or the transition period of the Network Services Agreement.

7.       TERMINATION BY CUSTOMER

         7.1.     An "EVENT OF DEFAULT BY SAVVIS" shall be deemed to occur if:

                  (a) SAVVIS has failed to a material degree to perform or comply with or has violated any material
                           representation,    warranty,   term,   condition  or
                           obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Customer; or

                  (b) SAVVIS becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                  (c) an Event of Default by SAVVIS occurs under the Local [Telerate]/[Bridge] Network Services Agreement or SAVVIS Communications defaults under the terms of the Network Services Agreement.

         7.2. Customer shall have the right to terminate this Agreement, with no liability to SAVVIS other than for charges (less any applicable credits) for the Networks provided prior to such termination, if:

                  (a) Customer provides written notice to SAVVIS, at any time after the ninth anniversary of the Effective Date, of Customer's intent to terminate, such termination to be effective not less than one year following the date of such notice; or

                  (b) Customer provides 10 days written notice of its intent to terminate in the event that an Event of Default by SAVVIS occurs.

         7.3.     For  purposes  of Section  7.1(a),  if the  Quality of Service
                  Standards are not met with respect to a particular Installation Site in any month, SAVVIS shall be deemed to have cured such failure within 60 days if the Quality of Service Standards are met with respect to such Installation Site in the following month. The parties acknowledge and agree that the failure of the Quality of Service Standards to be met with respect to one or more Installation Sites in one or more months may, but does not necessarily, constitute a failure by SAVVIS to a material degree to perform or comply with or a violation to a material degree of any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement.

         7.4. As provided in Section 2.2, for all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS under this Section, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Customer, within 30 days of its receipt of the performance report for such Installation Site for such month, requests in writing a credit as set forth in Section 2.2 with respect to such Installation Site for such month.

8.       TERMINATION BY SAVVIS

         8.1.     SAVVIS shall have the right to terminate this Agreement if:

                  (a) Customer has failed to pay any invoice that is not the subject of a bona fide dispute within 60 days of the date on which such payment is due and SAVVIS has provided Customer with written notice thereof, provided that Customer shall have a further 30 days from the time it receives such notice from SAVVIS of nonpayment to cure any such default;

                  (b) SAVVIS provides 10 days written notice of its intent to terminate in the event that Customer has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of Customer under this Agreement, and Customer has failed to cure such failure or violation within 60 days after receiving notice thereof from SAVVIS; or

                  (c) Customer becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                  (d) SAVVIS becomes entitled to terminate the Local [Telerate]/[Bridge] Network Services Agreement or SAVVIS Communications becomes entitled to terminate the Network Services Agreement.

         8.2. Notwithstanding the provisions of Section 8.1(b) above, SAVVIS shall not have the right to terminate this Agreement under
                  Section 8.1(b) solely for a failure by Customer to perform or comply with, a violation by Customer of, the obligations of Customer under Section 15 (Confidentiality) of this Agreement, without prejudice, however, to such rights as SAVVIS may have pursuant to such Section and to such rights and remedies to which SAVVIS may be entitled, at law or in equity, as the result of an actual or threatened breach by Customer of such Section.

9.       ACCEPTANCE OF ADDITIONAL NETWORK FACILITIES

         9.1. Upon the installation of Additional Network Facilities at any Installation Site, SAVVIS shall conduct appropriate tests to establish that such Additional Network Facilities perform in accordance with mutually agreed upon acceptance criteria ("ACCEPTANCE CRITERIA") set forth in the applicable Addendum entered into pursuant to Section 2.4, and shall promptly inform Customer of such test results. If test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria, Customer shall be deemed to accept the Additional Network Facilities at the Installation Site immediately.

         9.2. If SAVVIS' tests establish that newly installed Additional Network Facilities at the Installation Site do not perform in accordance with the mutually agreed upon Acceptance Criteria, then SAVVIS shall immediately and diligently exert its best efforts to bring the Additional Network Facilities at such Installation Site into compliance. SAVVIS shall not bill
                  Customer for the Additional Network Facilities at such Installation Site until the test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria.

         9.3. Upon repair or restoration of any part of the Networks, SAVVIS shall conduct appropriate tests to establish that the Networks perform in accordance with mutually agreed upon Acceptance Criteria and shall promptly inform Customer of such test results.

10.      RIGHTS AND OBLIGATIONS OF CUSTOMER

         10.1. SITE PREPARATION. For the installation of Additional Network Facilities, Customer shall, at its own expense, provide all necessary preparations of each Installation Site in accordance with the requirements to be mutually agreed upon by the parties and set forth in an Addendum hereto, including inside wiring, demarcation extension and rack mount accessories. Customer shall ensure that Customer-provided equipment is on-site by the scheduled installation date. If SAVVIS is required to reschedule the installation of Customer-provided equipment because it is not on-site by the scheduled installation date, Customer shall pay SAVVIS to redispatch installation personnel.

         10.2.    PROPER USE OF NETWORKS.

                  10.2.1. Customer shall use any equipment provided by SAVVIS in connection with the Networks in accordance with its documentation, which documentation shall be provided by SAVVIS at no additional charge. Unless otherwise provided herein, upon the termination of this Agreement Customer shall surrender to SAVVIS the equipment provided by SAVVIS, in good working order, ordinary wear and tear excepted.

                  10.2.2. Customer shall be liable for damages to the Networks caused by the negligence or willful acts or omissions of Customer's officers, employees, agents or contractors, for loss through theft or vandalism of the Networks at the Installation Site, and for damages to the Networks caused by the use of equipment or supplies not provided hereunder or not otherwise authorized by SAVVIS.

                  10.2.3. Customer shall neither permit nor assist others to use the Networks for any purpose other than that for which they are intended, nor fail to maintain a suitable environment specified by SAVVIS in the applicable schedule, nor alter, tamper with, adjust or repair the Networks. Any such alteration, tampering, adjustment or repair by Customer shall relieve

                           SAVVIS from any liability or obligation hereunder (including any warranty or indemnity obligation) relating to the affected Network, and Customer shall be liable to SAVVIS for any documented direct costs incurred by SAVVIS as a result of such actions.

         10.3. ABUSE OR FRAUDULENT USE OF NETWORKS. Customer shall neither permit nor assist others to abuse or fraudulently use the Networks, or to use the Networks for any unauthorized or illegal purposes, including:

                  (a) obtaining or attempting to obtain service by any fraudulent means or device to avoid payment; or

                  (b) accessing, altering or destroying any information of another party by any fraudulent means or device, or attempting to do so; or

                  (c) using the Networks so as to interfere with the use of the SAVVIS network by other SAVVIS customers or authorized users or in violation of law or in support of any unlawful act; or

                  (d) using the Networks for voice communications over a private network in jurisdictions where such use is not allowed.

                  Notwithstanding the provisions of Section 8, upon the breach of this Section 10.3 by Customer, SAVVIS shall have the right to terminate this Agreement immediately upon written notice to Customer.

         10.4.    COVENANT NOT TO COMPETE.

                  10.4.1. As an inducement to SAVVIS to enter into this Agreement, which Customer acknowledges is of benefit to it, and in consideration of the promises and representations of SAVVIS under this Agreement, Customer covenants and agrees that during the term of this Agreement and for a period of five years thereafter, neither Customer nor any of its successors or assigns will, directly or indirectly, engage in, or have any interest in any other person, firm, corporation or other entity engaged in, any business activities anywhere in the world competitive with or similar or related to the packet-data transport network services provided by SAVVIS under this Agreement; provided, however, that (i) Customer shall be free to continue to use the Call Assets and the satellite networks currently used by Customer, until such Call Assets or satellite networks have been acquired by SAVVIS, SAVVIS Communications or Affiliates of SAVVIS Communications, and (ii) Customer shall be free to make passive investments in securities of companies that provide network services in competition with SAVVIS which, in the case of any such security, does not constitute more than ten percent (10%) of the total outstanding amount of such security.

                  10.4.2. If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the covenants in this Section 10.4 because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such covenant or covenants shall not be void but that for the purpose of such proceedings such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

                  10.4.3. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the covenants in this Section 10.4 because, taken together, they are more extensive (whether as to geographic area, scope of business or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties hereto that such covenant or covenants shall not be void but that for the purpose of such proceedings the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

                  10.4.4. Customer specifically acknowledges and agrees that the foregoing covenants are commercially reasonable and reasonably necessary to protect the interests of SAVVIS hereunder. Customer hereby acknowledges that SAVVIS and its successors and assigns will suffer irreparable and continuing harm to the extent that any of the foregoing covenants is breached and that legal remedies would be inadequate in the event of any such breach.

11.      RIGHTS AND OBLIGATIONS OF SAVVIS

         11.1. PROVISION OF THE NETWORKS. SAVVIS shall operate, maintain and manage the Networks at the Installation Sites using the Acquired Network Facilities in accordance with the Quality of Service Standards and other terms of this Agreement, including all Addenda hereto.

         11.2.    REPRESENTATIONS AND WARRANTIES.

                  11.2.1.  [Intentionally omitted.]

                  11.2.2. SAVVIS hereby represents and warrants that the terms hereof do not conflict in any respect whatsoever with any SAVVIS tariff on file with the Federal Communications Commission or other regulatory body. If, during the term of this Agreement, SAVVIS shall file a contract specific tariff governing the Networks or any portion thereof, such tariff filing shall be consistent in all respects with the terms of this Agreement, and SAVVIS shall give Customer 10 days advance written notice of making such a tariff filing and of filing any subsequent modifications thereto.

                  11.2.3. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         11.3. SAVVIS acknowledges that the occurrence of Event of Default by SAVVIS, arising from either (i) a failure of the Networks to meet Quality of Service Standards or (ii) a total loss to Customer of the use of the Networks, could cause irreparable harm to Customer, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. SAVVIS, therefore, agrees that Customer shall have the right to apply to any court of competent jurisdiction for injunctive relief upon the occurrence of an Event of Default by SAVVIS or the occurrence of an event which, with the passage of time or the giving of notice, could become an Event of Default by SAVVIS and for any other appropriate relief. This right shall be in addition to any other remedy available to Customer in law or equity. SAVVIS further agrees that, upon the occurrence of an Event of Default by SAVVIS, SAVVIS shall pay to Customer, as liquidated damages and not as a penalty, an amount equal to the lesser of
                  (a) the aggregate amounts paid by Customer to SAVVIS under this Agreement during the six months preceding such Event of Default by SAVVIS or (b) $50,000,000; provided, however, that Customer may recover liquidated damages under this Section only for an Event of Default by SAVVIS that occurs (i) prior to any Event of Default by SAVVIS for which Customer or [Bridge Parent]/[Telerate Parent] or any customer of [Bridge Parent]/[Telerate Parent] has claimed liquidated damages under this Section or under a Network Services Agreement or any Local [Telerate]/[Bridge] Network Services Agreement, or (ii) more than 36 months following the most recent Event of Default by SAVVIS for which Customer or [Bridge Parent]/[Telerate Parent] or any customer of [Bridge Parent]/[Telerate Parent] has claimed liquidated damages under this Section or under a Network Services Agreement or any Local [Telerate]/[Bridge] Network Services Agreement.

12.      LIMITATIONS OF LIABILITY

         12.1. Subject to Section 11.4, neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Networks or other conduct under this Agreement.

         12.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, including fraud, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Customer's negligence or that of their respective agents, subcontractors or employees. Nothing contained in this

                  Section shall limit SAVVIS' intellectual property indemnification obligations under Section 16.1 or Customer's indemnification obligations with respect to a breach of
                  Section 10.3.

13.      EQUIPMENT AND SOFTWARE NOT PROVIDED BY SAVVIS

         13.1. SAVVIS shall not be responsible for the installation, operation or maintenance of equipment or software not provided by it under this Agreement, nor shall SAVVIS be responsible for the transmission or reception of information by equipment or software not provided by SAVVIS hereunder. In the event that Customer uses equipment or software not provided by SAVVIS hereunder in a manner that impairs Customer's use of the Networks, Customer shall not be excused from payment for such use and SAVVIS shall not be responsible for any failure of the Networks to meet the Quality of Service Standards resulting from the use of such equipment or software by Customer. Upon notice from SAVVIS that the equipment or software not provided by SAVVIS under this Agreement is causing or is likely to cause hazard, interference or service obstruction, Customer shall eliminate the likelihood of such hazard, interference or service obstruction.

         13.2. Notwithstanding the foregoing, SAVVIS shall, at no additional charge, provide all interface specifications for the Networks reasonably requested by Customer. SAVVIS shall, upon the receipt of appropriate specifications from Customer, inform Customer of the compatibility with the Networks of any equipment or software that Customer proposes to use in connection therewith, the effects, if any, of the use of such equipment or software on the quality, operating characteristics and efficiency of the Networks, and the
                  effects,   if  any,   of  the   Networks   on  the   operating
                  characteristics and efficiency of any such equipment or software.

14.      PROPRIETARY RIGHTS; LICENSE

         14.1. SAVVIS hereby grants to Customer a non-exclusive and non-transferable license to use all programming and software necessary for Customer to use the Networks. Such license is granted for the term of this Agreement for the sole purpose of enabling Customer to use the Networks.

         14.2. All title and property rights (including intellectual property rights) to the Networks (including associated programming and software) are and shall remain with SAVVIS or the third-party providers thereof to SAVVIS. Customer shall not (except as permitted by applicable law) attempt to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse the Networks, programming and software.

15.      CONFIDENTIALITY

         15.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this
                  Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

         15.2. Notwithstanding Section 15.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or
                  (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this Agreement, provided that any disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

         15.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

         15.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

         15.5. Customer and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

         15.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

         15.7. The provisions of Section 15.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the sale of securities or the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

16.      INDEMNIFICATIONS

         16.1. SAVVIS shall defend, settle, or otherwise manage at its own cost and expense any claim or action against Customer or any of its directors, officers, employees or assigns for actual or alleged infringement by the Networks of any patent, copyright, trademark, trade secret or similar proprietary right of any third party, except to the extent that such actual or alleged infringement arises from (i) such actual or alleged infringement by the Acquired Network Facilities on the Effective Date or (ii) an act or omission of Customer or a vendor or customer of Customer or (iii) equipment or software used by Customer and not provided by SAVVIS. Customer shall notify SAVVIS promptly in writing of any such claim or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof. SAVVIS further agrees to indemnify and hold Customer harmless from and against any and all liabilities and damages (whether incurred as the result of a judicial decree or a settlement), and the costs and expenses associated with any claim or action of the type identified in this Section (including reasonable attorneys' fees).

         16.2. If, as a consequence of a claim or action of the kind described in Section 16.1, SAVVIS' or Customer's use of all or part of any Network is enjoined, SAVVIS shall, at its option and expense, either: (a) procure for Customer the right to continue using the affected Network; (b) modify such Network so that they are non-infringing, provided that such modification does not affect the intended use of the Network as contemplated hereunder. If SAVVIS does not take any of the actions described in clauses (a) or (b), then Customer may terminate the affected portion of such Network, and SAVVIS shall refund to Customer any prepaid charges therefor.

         16.3. Subject to Section 12, Customer will defend, indemnify and hold harmless SAVVIS or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for libel, slander, invasion of privacy or infringement of copyright, and invasion and/or alteration of private records or data arising from any information, data or messages transmitted over the Networks by Customer;

                  (b) claims for infringement of patents arising from the use by Customer of equipment and software, apparatus and systems not provided hereunder in connection with the Networks; and

                  (c) the violation of any representations, warranties and covenants made by Customer in this Agreement.

         16.4. Subject to Section 12, SAVVIS will defend, indemnify and hold harmless Customer or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for infringement of patents arising from the use by SAVVIS of equipment and software, apparatus and systems not provided by SAVVIS hereunder in connection with the Networks (other than any Acquired Network Facilities); and

                  (b) the violation of any representations, warranties and covenants made by SAVVIS in this Agreement.

17.      DISPUTES

         17.1. Except as expressly provided in Schedule 4.1 of this Agreement, the resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this Section 17. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

         17.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

         17.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

         17.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Customer, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

         17.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

         17.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

         17.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 17.

         17.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

         17.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and SAVVIS shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Networks to Customer unless otherwise directed by Customer. This Section shall not apply where (a) Customer is in default under this Agreement or (b) the dispute or controversy between the parties relates to harm to the Networks allegedly caused by Customer and Customer does not immediately cease and desist from the activity giving rise to the dispute or controversy.

18.      FORCE MAJEURE

         18.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

         18.2. If SAVVIS cannot promptly provide a suitable temporary SAVVIS alternative to all or part of a Network subject to an interruption in connection with the existence of a force majeure condition, Customer may, at its option and at its own cost, contract with one or more third parties for the affected portion of the Network for the shortest commercially available period likely to cover the reasonably expected duration of the interruption, and may suspend SAVVIS' provision of such affected portion for such period. SAVVIS shall not charge Customer for the affected portion thus suspended during the period of suspension. SAVVIS shall resume provision of the suspended portion of the Network upon the later of the termination or expiration of Customer's legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

18.3. In the event that a force majeure condition shall continue for more than 60 days, Customer may cancel the affected portion of the Network with no further liability to SAVVIS other than for obligations incurred with respect to such affected portion prior to the occurrence of the force majeure condition.

18.4. The consequences arising from existence and continuation of a force majeure condition, including without limitation any interruption of the Networks and the exercise by Customer of its rights under this Section 18, shall be deemed not to constitute a breach by either party hereto of any representations, warranties or covenants hereunder and shall not be grounds for the exercise of any remedies under this Agreement, including without limitation remedies under Section
                  2.2 or Section 7, other than those  specified  in this Section
                  18.

19.      GENERAL PROVISIONS

         19.1. NO THIRD-PARTY BENEFICIARIES. [This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.] [Except as expressly provided in this Agreement, nothing in this Agreement will create or confer any rights or other benefits on or in favor of any person who is not a party to this Agreement whether pursuant to the Contracts (Rights of Third Parties) Act, 1999 or otherwise.]

         19.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

         19.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

         19.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         19.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         19.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Customer: Bridge Information Systems, Inc.
                                  Three World Financial Center
                                  New York, New York 10285
                                  (212) 372-7195 (fax)
                                  Attention: Zachary Snow,
                                             Executive Vice President and
                                             General Counsel

                  If to SAVVIS:   SAVVIS Communications Corporation
                                  717 Office Parkway
                                  St. Louis, Missouri 63141
                                  (314) 468-7550 (fax)
                                  Attention: Steven M. Gallant,
                                             Vice President and General Counsel

                  Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         19.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri in the United States of America, without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction)
                  that would cause the application of the laws of any jurisdiction other than the State of Missouri.

         19.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Customer. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         19.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         19.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         19.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         19.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Network Services Agreement to be executed as of the date first above written.

                  THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                           [local SAVVIS entity]


                                           By
                                             ----------------------------------
                                           Name: Steven M. Gallant

                                           [local Bridge/Telerate entity].

                                           By
                                             ----------------------------------
                                           Name:
                                                -------------------------------

                                  SCHEDULE 2.2
                          QUALITY OF SERVICE STANDARDS

1. Starting one year from the Effective Date, the Acquired Network Facilities and Additional Network Facilities that are connected to the St. Louis hub where [Bridge Parent]/[Telerate Parent] houses the data distributed over the Distribution Network (the "ST. LOUIS HUB") by fully redundant paths shall be covered by Quality of Service Standards outlined below. These provisions shall be applicable to Installation Sites performing within the bandwidth limitations set forth in Section
         7.2 of Schedule 3.1 to the Network Services Agreement or, with respect to the SAVVIS Backbone, to be agreed upon, and shall be measured in performance relative to the St. Louis Hub.

2.       For  the  SAVVIS  Backbone   supporting  the  Collection   Network  and
         Distribution Network:

         (a) There shall not be less than 99.99% availability to any SAVVIS POP supporting Installation Sites during each one month period during the Market Hours applicable to the POP connected to the St. Louis Hub.

         (b)      The average  round-trip  terrestrial  latency period to SAVVIS
                  POP  locations  supporting   Installation  Sites  during  each
                  one-month period shall not exceed:

                  (i)    75 milliseconds within the United States,

                  (ii) 250 milliseconds to Australia, Eastern Asia, Europe, and North America,

                  (iii) 425 milliseconds to all other areas, including South America, Middle East, Africa, New Zealand and India.

3. For Installation Sites, network availability shall be measured in terms of server upstream connectivity during Market Hours for each one-month period. Resultant availability to the Installation Sites shall be not less than 99.99% based on the following criteria:

         (a) All server disconnects will be considered as potential network outages.

         (b) Disconnects which are attributed to bandwidth limitations, process failures, and server faults will be eliminated from the sample population.

         (c) Remaining disconnects that reflect total outage conditions on both redundant pieces of the network shall be considered a network outage to the Installation Site. The time duration of the network outage shall be used to determine the availability percentage.

3. SAVVIS will continue to monitor performance of the acquired Customer OA Network. Performance problems with specific OA sites will be resolved jointly by Customer and SAVVIS.

4.       CREDIT AMOUNTS

         Amounts to be credited if the Quality of Service Standards are not met with respect to a particular Installation Site in any month shall be as follows during the first Agreement Year, according to the connection speed at such Installation Site:

            CONNECTION SPEED     MONTHLY CREDIT    MONTHLY CREDIT      MONTHLY
                                    [EUROPE]           [ASIA]           CREDIT
                                                                      [AMERICAS]

                   T1                  [*]               [*]             [*]
                256 KBS                [*]               [*]             [*]
                128 KBS                [*]               [*]             [*]
                64 KBS                 [*]               [*]             [*]
                56 KBS                 [*]               [*]             [*]
                 ISDN                  [*]               [*]             [*]
                  E1                   [*]               [*]             [*]

           CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS SCHEDULE
              PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND
               HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                    EXHIBIT B
                          TO NETWORK SERVICES AGREEMENT

                       TELERATE NETWORK SERVICES AGREEMENT

                           NETWORK SERVICES AGREEMENT

         This NETWORK SERVICES AGREEMENT (the "AGREEMENT") is effective as of ___________________, 2000 (the "EFFECTIVE DATE"), between SAVVIS Communications Corporation, a Missouri corporation ("SAVVIS"), and Telerate Holdings, Inc., a Delaware corporation ("TELERATE").

                                    RECITALS

         A. Telerate is engaged in the business of collecting and distributing various financial, news and other data. Bridge Information Systems, Inc., a Missouri corporation ("BRIDGE") is the ultimate parent of Telerate, and is also engaged in the business of collecting and distributing various financial, news and other data.

         B. SAVVIS is engaged in the business of providing Internet Protocol backbone and other data transport services.

         C. SAVVIS and certain of its subsidiaries have acquired from Bridge and certain of its subsidiaries certain assets relating to the provision of Internet Protocol backbone and other data transport services, and may in the future acquire additional such assets from Bridge and certain of its subsidiaries, all pursuant to a Master Establishment and Transition Agreement between SAVVIS' corporate parent, SAVVIS Communications Corporation, a Delaware corporation, and Bridge, of even date herewith (the "MASTER ESTABLISHMENT AND TRANSITION AGREEMENT").

         D. It is an obligation of Bridge and SAVVIS under the Master Establishment and Transition Agreement to cause this Agreement to be entered into between SAVVIS and Telerate, and the Bridge Network Services Agreement to be entered into between SAVVIS and Bridge, pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to Telerate and Bridge.

         E. In conjunction with this Agreement, SAVVIS and Bridge are entering into a Technical Services Agreement of even date herewith (the "TECHNICAL SERVICES AGREEMENT") and an Administrative Services Agreement of even date herewith (the "ADMINISTRATIVE SERVICES AGREEMENT"), providing for the provision of certain services to SAVVIS by Bridge. Certain SAVVIS Subsidiaries and certain Bridge Subsidiaries are entering into, and may in the future enter into, Local Transfer Agreements, Local Network Services Agreements substantially in the form of Exhibit A hereto (the "LOCAL NETWORK SERVICES AGREEMENTS"), Equipment Collocation

Permits (the "EQUIPMENT COLLOCATION PERMITS"), and Local Administrative Services Agreements.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       CONTRACT DOCUMENTS AND DEFINITIONS

         1.1. This Agreement shall consist of this Network Services Agreement by and between SAVVIS and Telerate, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Addenda, provided that if such a conflict shall arise, the Addenda shall control.

         1.2. Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for every issue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

         1.3. Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation. Additional definitions are provided in Schedule 3.1 of this Agreement. Capitalized terms not otherwise defined have the meanings assigned to such terms in the Master Establishment and Transition Agreement.

                  "ADDITIONAL NETWORK FACILITIES" means any assets and contracts of SAVVIS for the provision of Internet Protocol backbone and other data transport services other than the Acquired Network Facilities.

                  "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

                  "AGREEMENT YEAR" means a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

                  "AMERICAS" means North America, Central America and South America, including the Caribbean, but excluding the United States.

                  "ASIA" means Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Macau, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand.

                  "BRIDGE" means Bridge Information Systems, Inc., a Missouri corporation, and its successors and assigns.

                  "BRIDGE LOCAL NETWORK SERVICES AGREEMENTS" means the local network services agreements between certain SAVVIS Subsidiaries and certain Bridge Subsidiaries, as provided for in the Bridge Network Services Agreement.

                  "BRIDGE NETWORK SERVICES AGREEMENT" means the network services agreement pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to Bridge.

                  "BRIDGE  SUBSIDIARIES"  has the  meaning  assigned to the term
                  "Seller   Subsidiaries"  in  the  Master   Establishment   and
                  Transition Agreement.

                  "CONFIDENTIAL INFORMATION" means all information concerning the business of Telerate, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by SAVVIS by virtue of its performance under this Agreement or (ii) by Telerate by virtue of its use of the Networks. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

                        (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

                        (b) is or becomes publicly known through no wrongful act of the receiving party; or

                        (c) is rightfully received by the receiving party from a third party without restriction and without breach of this Agreement.

                  "DISTRIBUTOR  COUNTRY" means any country in which the products
                  and  services  of  Telerate  and  Telerate   Subsidiaries  are
                  provided through third-party distributors.

                  "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

                  "EUROPE" means Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Netherlands, Norway, Poland, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

                  "EVENT OF DEFAULT BY SAVVIS" has the meaning assigned to such term in Section 7.1 of this Agreement.

                  "INITIAL TERM" means a period of ten consecutive Agreement Years beginning on the Effective Date.

                  "INSTALLATION SITE" means any facility of Telerate or a Telerate Subsidiary or of vendors or customers of Telerate or a Telerate Subsidiary at which one or more of the Networks is installed.

                  "MARKET HOURS" means, with respect to any Installation Site, the period of time beginning two hours before the time at which trading opens on the principal securities exchange or automated quotation system designated by Telerate in writing from time to time as being used by the purchasers and sellers of securities at such Installation Site, and ending two hours after the time at which such trading ceases to be conducted.

                  "MINIMUM ANNUAL COMMITMENT" has the meaning assigned to such term in Schedule 3.1 of this Agreement.

                  "NETWORK" and "NETWORKS" have the meaning assigned to such terms in Section 2.1 of this Agreement.

                  "REPLACED  ROUTERS"  has the meaning  assigned to such term in
                  Section 2.7 of this Agreement.

                  "QUALITY OF SERVICE STANDARDS" means the standards for the performance of the Networks contained in Schedule 2.2 hereto or an Addendum to this Agreement.

                  "SAVVIS" means SAVVIS Communications Corporation, a Missouri corporation, and its successors and assigns.

                  "SAVVIS BACKBONE" means those facilities that are owned by, or leased to, SAVVIS providing telecommunications utilizing the Internet Protocol.

                  "SAVVIS PARENT" means SAVVIS Communications Corporation, a Delaware corporation.

                  "SAVVIS  SUBSIDIARIES"  has the  meaning  assigned to the term
                  "Buyer   Subsidiaries"   in  the  Master   Establishment   and
                  Transition Agreement.

                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "TELERATE"   means   Telerate   Holdings,   Inc.,  a  Delaware
                  corporation.

                  "TELERATE   SUBSIDIARIES"   means  the  direct  and   indirect
                  subsidiaries of Telerate which will be involved in the operation or ownership of the Acquired Network Facilities.

                  "TRANSITION  PERIOD" has the meaning  assigned to such term in
                  Section 6.3 of this Agreement.

2.       THE NETWORKS AND QUALITY OF SERVICE STANDARDS

         2.1. SAVVIS agrees to use the Acquired Network Facilities to provide (or to cause the SAVVIS Subsidiaries to provide) to Telerate, Affiliates of Telerate or any party making use of the Networks through Telerate the following managed packet-data transport networks, including the operation, management and maintenance thereof:

                  (a)   a   global    office-automation    network,    providing
                        connectivity between the offices of Telerate and Bridge (the "OA NETWORK"),

                  (b)   a  global  data  collection   network  (the  "COLLECTION
                        NETWORK") and

                  (c) a global data distribution network (the "DISTRIBUTION NETWORK"),

                  such description being given without limitation on Telerate's use of such network services as are provided by SAVVIS, which shall be referred to in this Agreement collectively as the "NETWORKS" and individually as a "NETWORK."

         2.2. Each Network shall be operated, managed and maintained by SAVVIS. SAVVIS may, but shall not be obligated to, use facilities of SAVVIS other than the Acquired Network Facilities to provide all or any part of any Network. Beginning on the first anniversary of the Effective Date and thereafter, each Network shall be operated, managed and maintained by SAVVIS according to the Quality of Service Standards set forth in Schedule 2.2 hereof, and SAVVIS shall be responsible for monitoring the performance of the Networks with respect to the Quality of Service Standards and shall provide Telerate with monthly reports of such performance. If the Quality of Service Standards are not met with respect to a particular Installation Site in any month, Telerate shall be entitled to receive, upon written request by Telerate within

                  30 days of its receipt of the performance report for such Installation Site for such month, a credit in the amount set forth on Schedule 2.2 attached hereto, which amount shall be deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month; provided, however, that Telerate shall not be entitled to such credit to the extent that the failure to meet the Quality of Service Standards with respect to such Installation Site is due to (i) an act or omission of Telerate or a Telerate Subsidiary or a vendor or customer of Telerate or a Telerate Subsidiary or (ii) equipment or software used by Telerate and not provided by SAVVIS. Not more than one credit of one month's charges shall be given for a particular Installation Site for a particular month. The Quality of Service Standards shall not apply to the provision of Local Access Facilities in countries in which the products and services of Telerate and Telerate Subsidiaries are provided through third-party distributors. For all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Bridge, within 30 days of its receipt of the performance report for such Installation Site for such month, requests in writing a credit as set forth above with respect to such Installation Site for such month.


         2.3. SAVVIS agrees that, for the term of this Agreement, the network operations centers for the Networks shall be managed by Bridge under the Technical Services Agreement; provided, however, that SAVVIS shall not be restricted from building, managing and operating one or more network operations centers for such portions of the SAVVIS Backbone or other operations of SAVVIS that are not used to provide the Networks to Telerate.

         2.4.     [Intentionally omitted.]

         2.5. Unless otherwise mutually agreed by the parties, each Addendum providing for the provision of Additional Network Facilities shall have a term of three years. Such Addendum may also include provisions with respect to the level of redundancy to be provided and the Quality of Service Standards to apply to such Additional Network Facilities. In providing Additional Network Facilities, SAVVIS agrees to use its best efforts to expedite the provisioning of the circuits for such Additional Network Facilities in those instances in which SAVVIS is responsible for provisioning such circuits.

         2.6. Throughout the term of this Agreement, SAVVIS shall use its commercially reasonable best efforts to continue to meet the requests of Telerate to enhance the total capacity, geographic extension and performance quality of the Networks, and to maintain its research and development effort at a level appropriate to sustain the ability of Telerate to compete on the basis of the quality of the Networks.

         2.7. The parties acknowledge that SAVVIS intends to replace certain existing routers among the Acquired Network Facilities (the "REPLACED ROUTERS") with new equipment promptly after the Effective Date. It is the intention of the parties that the Replaced Routers will be re-deployed at Installation Sites at which one or more 56 Kbps ports or 64 Kbps ports will be provided by SAVVIS using Additional Network Facilities as set forth in Section 3.1 hereof. SAVVIS agrees to manage the use of its inventory of routers in order to re-deploy the maximum number of Replaced Routers as is commercially reasonable. So long as Replaced Routers are available for re-deployment during the 18 months following the Effective Date, SAVVIS agrees not to make any bulk purchases of additional routers without the prior written consent of Telerate, which will not be unreasonably withheld. Upon the expiration of 18 months following the Effective Date, the parties shall determine the number of Replaced Routers that the parties mutually agree are likely to be so re-deployed within the succeeding 12 months.

3.       RATES AND CHARGES

         3.1. Telerate shall pay SAVVIS for the Networks using the Acquired Network Facilities and Additional Network Facilities according to the rates and charges set forth in Schedule 3.1 hereof.

         3.2. The parties recognize that certain savings might be obtained by consolidating the multiple Local Access Facilities that are provided at such building locations on the Effective Date. In the event that SAVVIS consolidates the multiple Local Access Facilities at one or more of such building locations and obtains cost savings as a result thereof, the parties will mutually agree within 30 days following such consolidation on the manner in which such savings shall be shared between SAVVIS and Telerate, if only Telerate or Telerate Subsidiaries use those consolidated Local Access Facilities, or between SAVVIS, Telerate and Bridge, if both Telerate or Telerate Subsidiaries and Bridge or any subsidiaries of Bridge use those consolidated Local Access Facilities. Any reduction pursuant to this Section shall not affect the Minimum Annual Commitment.

         3.3. For any Installation Site to which SAVVIS is providing services both under this Agreement and the Bridge Network
                  Services Agreement, the rates and charges applicable to such Installation Site under this Agreement shall be one-half of the rates and charges that would otherwise be applicable to such Installation Site under this Agreement.

4.       STRATEGIC ADVISORY COMMITTEE

         4.1. According to the Bridge Network Services Agreement, within 30 days after the Effective Date, SAVVIS and Bridge will each appoint three senior executives to the "STRATEGIC ADVISORY COMMITTEE," and one outside consultant will be jointly appointed by both parties.

         4.2. The mission of the Strategic Advisory Committee will be to review the performance of the Networks, to serve as forum for the consideration and discussion of issues raised by either SAVVIS or Bridge with respect to the Networks, and to discuss issues related to the future development of the data transport and Internet Protocol backbone operations of SAVVIS in the context of the relationship of SAVVIS, Telerate and Bridge.

5.       INVOICES

         5.1. The amounts due to SAVVIS from Telerate for the installation, operation, management and maintenance of the Networks shall be billed monthly in advance. All items on invoices not the subject of a bona fide dispute shall be payable by Telerate in United States currency within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

         5.2. At any time and from time to time, Telerate may, by written notice to SAVVIS, have one or more Installation Sites removed from the Networks. Each monthly invoice from SAVVIS to Telerate shall reflect a reduction in the amount charged to Telerate for the Networks resulting from any such removal of Installation Sites. In the case of any Installation Site removed from the Acquired Network Facilities, such reduction shall be the sum of:

                  (a) the actual cost of the Local Access Facilities connecting the Acquired Network Facilities to such Installation Site, effective as of such time as SAVVIS is no longer required to pay such costs, and

                  (b) the amounts set forth on Schedule 5.2 attached hereto, which are deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month during the first Agreement Year, according to connection speed at such Installation Site, effective as of such time as such Installation Site is disconnected from the Networks.

         5.3. Telerate shall pay any sales, use, federal excise, utility, gross receipts, state and local surcharges, value added and similar taxes, charges or levies lawfully levied by a duly constituted taxing authority against or upon the Networks. In the alternative, Telerate shall provide SAVVIS with a certificate evidencing Telerate's exemption from payment of or liability for such taxes. All other taxes, charges or levies, including any ad valorem, income, franchise, privilege or occupation taxes of SAVVIS shall be paid by SAVVIS.

         5.4. Bona fide disputes concerning invoices shall be referred to the parties' respective representatives who are authorized to resolve such matters. Any amount to which Telerate is entitled as a result of the resolution of a billing dispute shall be credited promptly to Telerate's account. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be paid promptly to SAVVIS.

         5.5. Against the amounts owed by Telerate to SAVVIS under this Agreement, Telerate shall have the right to offset any amounts owed by SAVVIS to Telerate under this Agreement, and against any amounts owed by SAVVIS to Bridge under the Bridge Network Services Agreement, the Technical Services Agreement, or otherwise, including without limitation any amounts paid by Bridge on behalf of SAVVIS under guarantees by Bridge of obligations of SAVVIS.

6.       TERM AND EXTENSIONS

         6.1. This Agreement shall commence on the Effective Date and shall continue in full force and effect for the Initial Term unless terminated or extended in accordance with the provisions hereof.

         6.2. The term of this Agreement may be extended by Telerate for one additional five-year period by giving SAVVIS written notice not less than one year before the scheduled expiration of the Initial Term.

         6.3. Upon the termination of this Agreement in accordance with its scheduled expiration or by Telerate pursuant to Section 7, SAVVIS will continue to provide the Networks in accordance with the terms and conditions herein (excluding the Minimum Annual Commitment) for a period of up to five years after the effective date of termination (the "TRANSITION PERIOD"). During the Transition Period, Telerate shall pay SAVVIS for the use of the Networks at the rates in effect for third party customers of SAVVIS at the effective date of termination. If Telerate has not completely transitioned from its use of the Networks after the Transition Period, SAVVIS will provide the Networks at SAVVIS' then current list rates. SAVVIS and its successor will cooperate with Telerate until Telerate has completely migrated to another provider.

7.       TERMINATION BY TELERATE

         7.1.     An "EVENT OF DEFAULT BY SAVVIS" shall be deemed to occur if:

                  (a) SAVVIS has failed to a material degree to perform or comply with or has violated to a material degree any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Telerate; or

                  (b) SAVVIS becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                  (c) an Event of Default by SAVVIS occurs under the Bridge Network Services Agreement.

         7.2. Telerate shall have the right to terminate this Agreement, with no liability to SAVVIS other than for charges (less any applicable credits) for the Networks provided prior to such termination, if:

                  (a) Telerate provides written notice to SAVVIS, at any time after the ninth anniversary of the Effective Date, of Telerate's intent to terminate, such termination to be effective not less than one year following the date of such notice; or

                  (b) Telerate provides 10 days written notice of its intent to terminate in the event that an Event of Default by SAVVIS occurs.

         7.3.     For  purposes  of Section  7.1(a),  if the  Quality of Service
                  Standards are not met with respect to a particular Installation Site in any month, SAVVIS shall be deemed to have cured such failure within 60 days if the Quality of Service Standards are met with respect to such Installation Site in the following month. A failure of the Quality of Service Standards to be met shall not constitute an Event of Default or give Telerate the right to terminate this Agreement to the extent that such failure is due to (i) an act or omission of Telerate or a Telerate Subsidiary or a vendor or customer of Telerate or a Telerate Subsidiary or (ii) equipment or software used by Telerate and not provided by SAVVIS. The parties acknowledge and agree that the failure of the Quality of Service Standards to be met with respect to one or more Installation Sites in one or more months may, but does not necessarily, constitute a failure by SAVVIS to a material degree to perform or comply with, or a violation to a material degree of, any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement.

         7.4. As provided in Section 2.2, for all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS under this Section, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Telerate, within 30 days of its receipt of the performance report of such Installation Site for such month, requests in writing a credit as set forth in Section 2.2 with respect to such Installation Site for such month.

8.       TERMINATION BY SAVVIS

         8.1.     SAVVIS shall have the right to terminate this Agreement if:

                  (a) Telerate has failed to pay any invoice that is not the subject of a bona fide dispute within 60 days of the date on which such payment is due and SAVVIS has provided Telerate with written notice thereof, provided that

                           Telerate shall have a further 30 days from the time it receives such notice from SAVVIS of nonpayment to cure any such default;

                  (b) SAVVIS provides 10 days written notice of its intent to terminate in the event that Telerate has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of Telerate under this Agreement, and Telerate has failed to cure such failure or violation within 60 days after receiving notice thereof from SAVVIS;

                  (c) Telerate becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                  (d) SAVVIS becomes entitled to terminate the Bridge Network Services Agreement pursuant to the terms thereof.

         8.2. Notwithstanding the provisions of Section 8.1(b) above, SAVVIS shall not have the right to terminate this Agreement under
                  Section 8.1(b) solely for a failure by Telerate to perform or comply with, a violation by Telerate of, the obligations of Telerate under Section 15 (Confidentiality) of this Agreement, without prejudice, however, to such rights as SAVVIS may have pursuant to such Section and to such rights and remedies to which SAVVIS may be entitled, at law or in equity, as the result of an actual or threatened breach by Telerate of such Section.

9.       ACCEPTANCE OF ADDITIONAL NETWORK FACILITIES

         9.1. Upon the installation of Additional Network Facilities at any Installation Site, SAVVIS shall conduct appropriate tests to establish that such Additional Network Facilities perform in accordance with mutually agreed upon acceptance criteria ("ACCEPTANCE CRITERIA") set forth in the applicable Addendum entered into pursuant to Section 2.5, and shall promptly inform Telerate of such test results. If test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria, Telerate shall be deemed to accept the Additional Network Facilities at the Installation Site immediately.

         9.2. If SAVVIS' tests establish that newly installed Additional Network Facilities at the Installation Site do not perform in accordance with the mutually agreed upon Acceptance Criteria, then SAVVIS shall immediately and diligently exert its best efforts to bring the Additional Network Facilities at such Installation Site into compliance. SAVVIS shall not bill
                  Telerate for the Additional Network Facilities at such Installation Site until the test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria.

         9.3. Upon repair or restoration of any part of the Networks, SAVVIS shall conduct appropriate tests to establish that the Networks perform in accordance with mutually agreed upon Acceptance Criteria and shall promptly inform Telerate of such test results.

10.      RIGHTS AND OBLIGATIONS OF TELERATE

         10.1. SITE PREPARATION. For the installation of Additional Network Facilities, Telerate shall, at its own expense, provide all necessary preparations of each Installation Site in accordance with the requirements to be mutually agreed upon by the parties and set forth in an Addendum hereto, including inside wiring, demarcation extension and rack mount accessories. Telerate shall ensure that Telerate-provided equipment is on-site by the scheduled installation date. If SAVVIS is required to reschedule the installation of Telerate-provided equipment because it is not on-site by the scheduled installation date, Telerate shall pay SAVVIS to redispatch installation personnel.

         10.2.    PROPER USE OF NETWORKS.

                  10.2.1. Telerate shall use any equipment provided by SAVVIS in connection with the Networks in accordance with its documentation, which documentation shall be provided by SAVVIS at no additional charge. Unless otherwise provided herein, upon the termination of this Agreement Telerate shall surrender to SAVVIS the equipment provided by SAVVIS, in good working order, ordinary wear and tear excepted.

                  10.2.2. Telerate shall be liable for damages to the Networks caused by the negligence or willful acts or omissions of Telerate's officers, employees, agents or customers, for loss through theft or vandalism of the Networks at the Installation Site, and for damages to the Networks caused by the use of equipment or supplies not provided hereunder or not otherwise authorized by SAVVIS.

                  10.2.3. Telerate shall neither permit nor assist others to use the Networks for any purpose other than that for which they are intended, nor fail to maintain a suitable environment specified by SAVVIS in the applicable schedule, nor alter, tamper with, adjust or repair the Networks. Any such alteration, tampering, adjustment or repair by Telerate shall relieve SAVVIS from any liability or obligation hereunder (including any warranty or indemnity obligation) relating to the affected Network, and Telerate shall be liable to SAVVIS for any documented direct costs incurred by SAVVIS as a result of such actions.

         10.3. ABUSE OR FRAUDULENT USE OF NETWORKS. Telerate shall not abuse or fraudulently use the Networks, or use the Networks for any unauthorized or illegal purposes, and shall neither permit nor assist others to do so, including but not limited to:

                  (a) obtaining or attempting to obtain service by any fraudulent means or device to avoid payment; or

                  (b) accessing, altering or destroying any information of another party by any fraudulent means or device, or attempting to do so; or

                  (c) using the Networks so as to interfere with the use of the SAVVIS network by other SAVVIS customers or authorized users or in violation of law or in support of any unlawful act; or

                  (d) using the Networks for voice communications over a private network in jurisdictions where such use is not allowed; or

                  (e) using the Networks in a manner contrary to or inconsistent with such acceptable use policies as SAVVIS may adopt and publish from time to time consistent with industry standards.

                  Notwithstanding the provisions of Section 8, upon the breach of this Section 10.3 by Telerate, SAVVIS shall have the right to terminate this Agreement with respect to all or part of the Networks immediately upon written notice to Telerate.

         10.4.    COVENANT NOT TO COMPETE.

                  10.4.1. As an inducement to SAVVIS to enter into this Agreement, which Telerate acknowledges is of benefit to it, and in consideration of the promises and representations of SAVVIS under this Agreement, Telerate covenants and agrees that during the term of this Agreement and for a period of five years thereafter, neither Telerate nor any of its successors or assigns will, directly or indirectly, engage in, or have any interest in any other person, firm, corporation or other entity engaged in, any business activities anywhere in the world competitive with or similar or related to the packet-data transport network services provided by SAVVIS under this Agreement; provided, however, that (i) Telerate and the Telerate Subsidiaries shall be free to continue to use the Call Assets and the satellite networks currently used by Telerate, until such Call Assets or satellite networks have been acquired by SAVVIS or the SAVVIS Subsidiaries pursuant to the Master Establishment and Transition Agreement, and
                           (ii) Telerate shall be free to make passive investments in securities of companies that provide network services in competition with SAVVIS which, in the case of any such security, does not constitute more than ten percent (10%) of the total outstanding amount of such security.

                  10.4.2. If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the covenants in this Section 10.4 because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such covenant or covenants shall not be void but that for the purpose of such proceedings such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

                  10.4.3. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the covenants in this Section 10.4 because, taken together, they are more extensive (whether as to geographic area, scope of business or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties hereto that such covenant or covenants shall not be void but that for the purpose of such proceedings the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

10.4.4. Telerate specifically acknowledges and agrees that the foregoing covenants are commercially reasonable and reasonably necessary to protect the interests of SAVVIS hereunder. Telerate hereby acknowledges that SAVVIS and its successors and assigns will suffer irreparable and continuing harm to the extent that any of the foregoing covenants is breached and that legal remedies would be inadequate in the event of any such breach.

11.      RIGHTS AND OBLIGATIONS OF SAVVIS

         11.1. PROVISION OF THE NETWORKS. SAVVIS shall operate, maintain and manage the Networks at the Installation Sites using the Acquired Network Facilities in accordance with the Quality of Service Standards and other terms of this Agreement, including all Addenda hereto.

         11.2.    REPRESENTATIONS AND WARRANTIES.

                  11.2.1.  [Intentionally omitted.]

                  11.2.2. SAVVIS hereby represents and warrants that the terms hereof do not conflict in any respect whatsoever with any SAVVIS tariff on file with the Federal Communications Commission or other regulatory body. If, during the term of this Agreement, SAVVIS shall file a contract specific tariff governing the Networks or any portion thereof, such tariff filing shall be consistent in all respects with the terms of this Agreement, and SAVVIS shall give Telerate 10 days advance written notice of making such a tariff filing and of filing any subsequent modifications thereto.

                  11.2.3. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         11.3. So long as Bridge is the beneficial owner of 20% of the outstanding voting securities of SAVVIS Parent, SAVVIS Parent shall not, without the prior written consent of Bridge, take any action or otherwise enter into any agreement, arrangement or understanding, including without limitation the creation or issuance of any class of stock or other security, or any agreement with any shareholder of SAVVIS Parent, the effect of which would be to provide any shareholder of SAVVIS Parent with any voting or registration rights superior to the voting or registration rights of Bridge, other than as required by law.

         11.4. SAVVIS acknowledges that the occurrence of Event of Default by SAVVIS, arising from either (i) a failure of the Networks to meet Quality of Service Standards or (ii) a total loss to Telerate of the use of the Networks, could cause irreparable harm to Telerate, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. SAVVIS, therefore, agrees that Telerate shall have the right to apply to any court of competent jurisdiction for injunctive relief upon the occurrence of an Event of Default by SAVVIS or the occurrence of an event which, with the passage of time or the giving of notice, could become an Event of Default by SAVVIS and for any other appropriate relief. This right shall be in addition to any other remedy available to Telerate in law or equity. SAVVIS further agrees that, upon the occurrence of an Event of Default by SAVVIS, SAVVIS shall pay to Telerate, as liquidated damages and not as a penalty, an amount equal to the lesser of
                  (a) the aggregate amounts paid by Telerate to SAVVIS under this Agreement during the six months preceding such Event of Default by SAVVIS or (b) $50,000,000; provided, however, that Telerate may recover liquidated damages under this Section only for an Event of Default by SAVVIS that occurs (i) prior to any Event of Default by SAVVIS for which Telerate or Bridge or any Telerate Subsidiary or any Bridge Subsidiary has claimed liquidated damages under this Section or under the Bridge Network Services Agreement or under any Local Network Services Agreement or under any Bridge Local Network Services Agreement, or (ii) more than 36 months following the most recent Event of Default by SAVVIS for which Telerate or Bridge or any Telerate Subsidiary or any Bridge Subsidiary has claimed liquidated damages under this Section or under the Bridge Network Services Agreement or under any Local Network Services Agreement or under any Telerate Local Network Services Agreement.

12.      LIMITATIONS OF LIABILITY

         12.1. Subject to Section 11.4, neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Networks or other conduct under this Agreement.

         12.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, including fraud, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Telerate's negligence or that of their respective agents, subcontractors or employees. Nothing contained in this Section shall limit SAVVIS' intellectual property indemnification obligations under Section 16.1 or Telerate's indemnification obligations with respect to a breach of Section 10.3.

13.      EQUIPMENT AND SOFTWARE NOT PROVIDED BY SAVVIS

         13.1. SAVVIS shall not be responsible for the installation, operation or maintenance of equipment or software not provided by it under this Agreement, nor shall SAVVIS be responsible for the transmission or reception of information by equipment or software not provided by SAVVIS hereunder. In the event that Telerate uses equipment or software not provided by SAVVIS hereunder in a manner that impairs Telerate's use of the Networks, Telerate shall not be excused from payment for such use and SAVVIS shall not be responsible for any failure of the Networks to meet the Quality of Service Standards resulting from the use of such equipment or software by Telerate. Upon notice from SAVVIS that the equipment or software not provided by SAVVIS under this Agreement is causing or is likely to cause hazard, interference or service obstruction, Telerate shall eliminate the likelihood of such hazard, interference or service obstruction.

         13.2. Notwithstanding the foregoing, SAVVIS shall, at no additional charge, provide all interface specifications for the Networks reasonably requested by Telerate. SAVVIS shall, upon the receipt of appropriate specifications from Telerate, inform Telerate of the compatibility with the Networks of any equipment or software that Telerate proposes to use in connection therewith, the effects, if any, of the use of such equipment or software on the quality, operating characteristics and efficiency of the Networks, and the
                  effects,   if  any,   of  the   Networks   on  the   operating
                  characteristics and efficiency of any such equipment or software.

14.      PROPRIETARY RIGHTS; LICENSE

         14.1. SAVVIS hereby grants to Telerate and the Telerate Subsidiaries a non-exclusive and non-transferable license to use all programming and software necessary for Telerate and the Telerate Subsidiaries to use the Networks. Such license is granted for the term of this Agreement for the sole purpose of enabling Telerate and the Telerate Subsidiaries to use the Networks.

         14.2. All title and property rights (including intellectual property rights) to the Networks (including associated programming and software) are and shall remain with SAVVIS or the third-party providers thereof to SAVVIS. Telerate shall not (except as permitted by applicable law) attempt to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse the Networks, programming and software.

15.      CONFIDENTIALITY

         15.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this
                  Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

         15.2. Notwithstanding Section 15.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or
                  (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this Agreement, provided that any disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

         15.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

         15.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

         15.5. Telerate and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

         15.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

         15.7. The provisions of Section 15.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the sale of securities or the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

16.      INDEMNIFICATIONS

         16.1. SAVVIS shall defend, settle, or otherwise manage at its own cost and expense any claim or action against Telerate or any of its directors, officers, employees or assigns for actual or alleged infringement by the Networks of any patent, copyright, trademark, trade secret or similar proprietary right of any third party, except to the extent that such actual or alleged infringement arises from (i) such actual or alleged infringement by the Acquired Network Facilities on the Effective Date or (ii) an act or omission of Telerate or a Telerate Subsidiary or a vendor or customer of Telerate or a Telerate Subsidiary or (iii) equipment or software used by Telerate and not provided by SAVVIS or (iv) services or equipment provided by or on behalf of Bridge under the Technical Services Agreement. Telerate shall notify SAVVIS promptly in writing of any such claim or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof. SAVVIS further agrees to indemnify and hold Telerate harmless from and against any and all liabilities and damages (whether incurred as the result of a judicial decree or a settlement), and the costs and expenses associated with any claim or action of the type identified in this Section (including reasonable attorneys' fees).

         16.2. If, as a consequence of a claim or action of the kind described in Section 16.1, SAVVIS' or Telerate's use of all or part of any Network is enjoined, SAVVIS shall, at its option and expense, either: (a) procure for Telerate the right to continue using the affected Network; (b) modify such Network so that they are non-infringing, provided that such modification does not affect the intended use of the Network as contemplated hereunder. If SAVVIS does not take any of the actions described in clauses (a) or (b), then Telerate may terminate the affected portion of such Network, and SAVVIS shall refund to Telerate any prepaid charges therefor.

         16.3. Subject to Section 12, Telerate will defend, indemnify and hold harmless SAVVIS or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for libel, slander, invasion of privacy or infringement of copyright, and invasion and/or alteration of private records or data arising from any information, data or messages transmitted over the Networks by Telerate; and

                  (b) claims for infringement of patents arising from the use by Telerate of equipment and software, apparatus and systems not provided hereunder in connection with the Networks; and

                  (c) the violation of any representations, warranties and covenants made by Bridge in this Agreement.

         16.4. Subject to Section 12, SAVVIS will defend, indemnify and hold harmless Telerate or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for infringement of patents arising from the use by SAVVIS of equipment and software, apparatus and systems not provided by SAVVIS hereunder in connection with the Networks (other than any Acquired Network Facilities); and

                  (b) the violation of any representations, warranties and covenants made by SAVVIS in this Agreement.

17.      DISPUTES

         17.1. Except as expressly provided in Schedule 4.1 of this Agreement, the resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this Section 17. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

         17.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

         17.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

         17.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Telerate, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

         17.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such
                  agreement,   pursuant  to  the  Rules.

                  Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

         17.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

         17.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 17.

         17.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

         17.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and SAVVIS shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Networks to Telerate unless otherwise directed by Bridge. This Section shall not apply where (a) Telerate is in default under this Agreement or (b) the dispute or controversy between the parties relates to harm to the Networks allegedly caused by Telerate and Telerate does not immediately cease and desist from the activity giving rise to the dispute or controversy.

18.      FORCE MAJEURE

         18.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

         18.2. If SAVVIS cannot promptly provide a suitable temporary SAVVIS alternative to all or part of a Network subject to an interruption in connection with the existence of a force majeure condition, Telerate may, at its option and at its own cost, contract with one or more third parties for the affected portion of the Network for the shortest commercially available period likely to cover the reasonably expected duration of the interruption, and may suspend SAVVIS' provision of such affected portion for such period. SAVVIS shall not charge Telerate for the affected portion thus suspended during the period of suspension. SAVVIS shall resume provision of the suspended portion of the Network upon the later of the termination or expiration of Telerate's legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

         18.3. In the event that a force majeure condition shall continue for more than 60 days, Telerate may cancel the affected portion of the Network with no further liability to SAVVIS other than for obligations incurred with respect to such affected portion prior to the occurrence of the force majeure condition.

         18.4. The consequences arising from existence and continuation of a force majeure condition, including without limitation any interruption of the Networks and the exercise by Telerate of its rights under this Section 18, shall be deemed not to constitute a breach by either party hereto of any representations, warranties or covenants hereunder and shall not be grounds for the exercise of any remedies under this Agreement, including without limitation remedies under Section
                  2.2 or Section 7, other than those  specified  in this Section
                  18.

19.      GENERAL PROVISIONS

         19.1. NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.

         19.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

         19.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

         19.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         19.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         19.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Telerate:   Bridge Information Systems, Inc.
                                    Three World Financial Center
                                    New York, New York 10285
                                    (212) 372-7195 (fax)
                                    Attention:  Zachary Snow,
                                                Executive Vice President and
                                                General Counsel

                  If to SAVVIS:     SAVVIS Communications Corporation
                                    717 Office Parkway
                                    St. Louis, Missouri 63141
                                    (314) 468-7550 (fax)
                                    Attention:  Steven M. Gallant,
                                                Vice President and General
                                                Counsel

                  Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         19.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

         19.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Telerate. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         19.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         19.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         19.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         19.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Network Services Agreement to be executed as of the date first above written.

                  THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                     SAVVIS COMMUNICATIONS CORPORATION

                                     By
                                        -------------------------------
                                     Name: Steven M. Gallant
                                     Title: Vice President and General Counsel

                                     TELERATE HOLDINGS, INC.

                                     By
                                        -------------------------------
                                     Name: Richard R. Snape
                                     Title: Chief Operating Officer

              EXHIBIT A TO THE TELERATE NETWORK SERVICES AGREEMENT

                                  FORM OF LOCAL
                           NETWORK SERVICES AGREEMENT

         This LOCAL NETWORK SERVICES AGREEMENT (the "Agreement") is effective as of ___________, 2000 (the "Effective Date") between [local SAVVIS entity], a [limited liability company] incorporated under the laws of [country ] ("SAVVIS") and [local Bridge/Telerate entity], a [limited liability company] incorporated under the laws of [country] ("Customer").

                                    RECITALS

         A. Customer is engaged in the business of collecting and distributing various financial, news and other data in [country] (the "JURISDICTION").

         B. SAVVIS is engaged in the business of providing Internet Protocol backbone and other data transport services in the Jurisdiction.

         C. SAVVIS Communications and [Bridge Parent]/[Telerate Parent] have entered into the Network Services Agreement for the provision and receipt of similar services on a world-wide basis at the parent level as are being provided and received by the parties to this Agreement within the Jurisdiction.

         D. Together with this Agreement, the SAVVIS is entering into certain other agreements with Customer, or Affiliates of the Customer, related to their operations in the Jurisdiction, including Local Transfer Agreements, Equipment Collocation Permits, and Local Administrative Services Agreements.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.      CONTRACT DOCUMENTS AND DEFINITIONS

         1.1 This Agreement shall consist of this Local Network Services Agreement by and between SAVVIS and Customer, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Addenda, provided that if such a conflict shall arise, the Addenda shall control.

         1.2 Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for every issue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

         1.3 Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation. Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Network Services Agreement.

                  "ACQUIRED NETWORK FACILITIES" means the assets and contracts for the provision of Internet Protocol backbone and other data transport services within the Jurisdiction to the extent acquired by SAVVIS pursuant to the Local Transfer Agreement between Customer, or Affiliates of the Customer, and SAVVIS.

                  "ADDITIONAL NETWORK FACILITIES" means any assets and contracts of SAVVIS for the provision of Internet Protocol backbone and other data transport services other than the Acquired Network Facilities.

                  "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

                  "AGREEMENT YEAR" means a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

                  ["BRIDGE PARENT" means Bridge Information Systems, Inc., a Missouri corporation, and its successors and assigns.]

                  "CONFIDENTIAL INFORMATION" means all information concerning the business of Customer, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by SAVVIS by virtue of its performance under this Agreement or (ii) by Customer by virtue of its use of the Networks. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

                         (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

                         (b) is or becomes publicly known through no wrongful act of the receiving party; or

                         (c) is rightfully received by the receiving party from a third party without restriction and without breach of this Agreement.

                  "CUSTOMER" means [local Bridge/Telerate entity], a [limited liability company] incorporated under the laws of [country], and its successors and assigns.

                  "DISTRIBUTOR COUNTRY" means any country in which the products and services of Bridge and Bridge Subsidiaries are provided through third-party distributors.

                  "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

                  "EVENT OF DEFAULT BY SAVVIS" has the meaning assigned to such term in Section 7.1 of this Agreement.

                  "INITIAL TERM" means a period of ten consecutive Agreement Years beginning on the Effective Date.

                  "INSTALLATION SITE" means any facility of Customer or of vendors or customers of Customer at which one or more of the Networks is installed.

                  "LOCAL EXCHANGE CARRIER" means the local telecommunications provider(s) from which SAVVIS leases the lines it makes available to Customer.

                  "LOCAL [TELERATE]/[BRIDGE] NETWORK SERVICES AGREEMENT" means a local network services agreement pursuant to which SAVVIS shall provide Internet Protocol backbone and other data transport services to an Affiliate of [Telerate Parent]/[Bridge Parent] operating in the Jurisdiction.

                  "MARKET HOURS" means, with respect to any Installation Site, the period of time beginning two hours before the time at which trading opens on the principal securities exchange or automated quotation system designated by Customer in writing from time to time as being used by the purchasers and sellers of securities at such Installation Site, and ending two hours after the time at which such trading ceases to be conducted.

                  "NETWORK" and "NETWORKS" have the meaning assigned to such terms in Section 2.1 of this Agreement.

                  "NETWORK  SERVICES   AGREEMENT"  means  the  Network  Services
                  Agreement   between   SAVVIS    Communications   and   [Bridge
                  Parent]/[Telerate Parent], effective as of February 14, 2000.

                  "POP" means point-of-presence.

                   "QUALITY OF SERVICE  STANDARDS"  means the  standards for the performance of the Networks contained in Schedule 2.2 hereto or an Addendum to this Agreement.

                  "SAVVIS" means [local SAVVIS entity], a [limited liability company] incorporated under the laws of [country ], and its successors and assigns.

                  "SAVVIS    COMMUNICATIONS"    means   SAVVIS    Communications
                  Corporation,  a  Missouri  corporation,   its  successors  and
                  assigns.

                  "SECURITIES EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

                  "TAIL CIRCUIT" means the access line or other communications circuit from the SAVVIS POP to an Installation Site.

                  ["TELERATE PARENT" means Telerate Holdings, Inc., a Delaware corporation, and its successors and assigns.]

                  "TRANSITION  PERIOD" has the meaning  assigned to such term in
                  Section 6.3 of this Agreement.

2.       THE NETWORKS AND QUALITY OF SERVICE STANDARDS

         2.1 SAVVIS agrees to use the Acquired Network Facilities to provide to Customer the following managed packet-data transport networks, including the operation, management and maintenance thereof:

                  (a) that portion of a global office-automation network located in the Jurisdiction, providing connectivity between the offices of Customer, Bridge Parent and Affiliates of Bridge Parent (the "OA NETWORK"),

                  (b)      that  portion  of a global  data  collection  network
                           located   in  the   Jurisdiction   (the   "COLLECTION
                           NETWORK") and

                  (c) that portion of a global data distribution network located in the Jurisdiction (the "DISTRIBUTION NETWORK"), which shall be referred to in this Agreement collectively as the "NETWORKS" and individually as a "NETWORK."

         2.2 Each Network shall be operated, managed and maintained by SAVVIS. SAVVIS may, but shall not be obligated to, use facilities of SAVVIS other than the Acquired Network Facilities to provide all or any part of any Network. Beginning on the first anniversary of the Effective Date and thereafter, each Network shall be operated, managed and maintained by SAVVIS according to the Quality of Service Standards set forth in Schedule 2.2 hereof, and SAVVIS shall be responsible for monitoring the performance of the Networks with respect to the Quality of Service Standards and shall provide Customer with monthly reports of such performance. If the Quality of Service Standards are not met with respect to a particular Installation Site in any month, Customer shall be entitled to receive, upon written request by Customer within 30 days of its receipt of the performance report for such Installation Site for such month, a credit in the amount set forth on Schedule 2.2 attached hereto (or, in the case of a Distributor Country, as set forth on Schedule 2.2 to the Network Services Agreement), which amount shall be deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month; provided, however, that Customer shall not be entitled to such credit to the extent that the failure to meet the Quality of Service Standards with respect to such Installation Site is due to (i) an act or omission of Customer or a vendor or customer of Customer or (ii) equipment or software used by Customer and not provided by SAVVIS. Not more than one credit of one month's charges shall be given for a particular Installation Site for a particular month. The Quality of Service Standards shall not apply to the provision of Local Access Facilities in countries in which the products and services of Telerate and
                  Telerate Subsidiaries are provided through third-party distributors. For all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Customer, within 30 days of its receipt of the performance report for such Installation Site for such month, requests in writing a credit as set forth above with respect to such Installation Site for such month.

         2.3      [Intentionally omitted.]

         2.4 In providing Additional Network Facilities, SAVVIS agrees to use its best efforts to expedite the provisioning of the circuits for such Additional Network Facilities in those instances in which SAVVIS is responsible for provisioning such circuits, and to use its best efforts to avoid single points of failure in the engineering design of such Additional Network Facilities, consistent with the level of redundancy specified in the applicable Addendum.

         2.5 Throughout the term of this Agreement, SAVVIS shall use its reasonable best efforts to continue to meet the requests of Customer to enhance the total capacity, geographic extension and performance quality of the Networks, and to maintain its research and development effort at a level appropriate to sustain the ability of Customer to compete on the basis of the quality of the Networks.

3.        RATES AND CHARGES

         3.1 Customer shall pay SAVVIS for the Networks using the Acquired Network Facilities and Additional Network Facilities according to the rates and charges set forth in Schedule 3.1 of the Network Services Agreement.

         3.2 The parties recognize that certain savings might be obtained by consolidating the multiple Local Access Facilities that are provided at such building locations on the Effective Date. In the event that SAVVIS consolidates the multiple Local Access Facilities at one or more of such building locations and obtains cost savings as a result thereof, the parties will mutually agree within 30 days following such consolidation on the manner in which such savings shall be shared as follows:

                           (a)      between   SAVVIS  and   Customer,   if  only
                                    Customer  uses  those   consolidated   Local
                                    Access Facilities; or

                           (b) between SAVVIS, Customer and the Affiliate of [Telerate Parent]/[Bridge Parent] that is a party to the Local [Telerate]/[Bridge] Network Services Agreement, if both Customer and such Affiliate use those consolidated Local Access Facilities.

         3.3 For any Installation Site to which SAVVIS is providing services both under this Agreement and a Local [Telerate]/[Bridge] Network Services Agreement, the rates and charges applicable to such Installation Site under this Agreement shall be one-half of the rates and charges that would otherwise be applicable to such Installation Site under this Agreement.

4.       PROVISION OF TAIL CIRCUITS

         4.1 SAVVIS shall use its reasonable efforts to provide a Tail Circuit to Customer by contracting with the Local Exchange Carrier for access to the Tail Circuit and causing the Tail Circuit to be operated, managed, and maintained as necessary to provide access thereto to Customer. SAVVIS does not guarantee or warrant the performance of the Tail Circuit or the performance by the Local Exchange Carrier of its obligations under any contract between SAVVIS and the Local Exchange Carrier, applicable laws and regulations, or standards of the industry.

         4.2 Customer shall not use the Tail Circuit in any way that might cause SAVVIS to violate the terms and conditions under which access to the Tail Circuit is provided by the Local Exchange Carrier, whether such terms and conditions be contractual, regulatory, or other.

         4.3 Customer shall be responsible for only that portion of SAVVIS' costs attributable to Customer's own access to and use of the Tail Circuit. In the event that SAVVIS provides access to any third party or parties, Customer and SAVVIS will follow the procedure set forth in Section 1.2 above in order to establish a mutually agreed upon method or formula for determining the amount to be charged to Customer, generally based on a pro rata allocation of SAVVIS' total costs among all its customers and other relevant considerations and/or fair and reasonable adjustments in light of the circumstances at that time.

5.       INVOICES

         5.1 The amounts due to SAVVIS from Customer for the installation, operation, management and maintenance of the Networks shall be billed monthly in advance. All items on invoices not the subject of a bona fide dispute shall be payable by Customer in legal currency of [jurisdiction] within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

         5.2 At any time and from time to time, Customer may, by written notice to SAVVIS, have one or more Installation Sites removed from the Networks. Each monthly invoice from SAVVIS to Customer shall reflect a reduction in the amount charged to Customer for the Networks resulting from any such removal of Installation Sites. In the case of any Installation Site removed from the Acquired Network Facilities, such reduction shall be the sum of:

                  (a) the actual cost of the Local Access Facilities connecting the Acquired Network Facilities to such Installation Site, effective as of such time as SAVVIS is no longer required to pay such costs, and

                  (b) the amounts set forth on Schedule 5.2 of the Network Services Agreement, which are deemed to be one month's charges applicable to such Installation Site under this Agreement with respect to such month during the first Agreement Year, according to the geographic location and connection speed at such Installation Site, effective as of such time as such Installation Site is disconnected from the Networks.

         5.3 Customer shall pay any sales, use, federal excise, utility, gross receipts, state and local surcharges, value added and similar taxes, charges or levies lawfully levied by a duly constituted taxing authority against or upon the Networks. In the alternative, Customer shall provide SAVVIS with a certificate evidencing Customer's exemption from payment of or liability for such taxes. All other taxes, charges or levies, including any ad valorem, income, franchise, privilege or occupation taxes of SAVVIS shall be paid by SAVVIS.

         5.4 Bona fide disputes concerning invoices shall be referred to the parties' respective representatives who are authorized to resolve such matters. Any amount to which Customer is entitled as a result of the resolution of a billing dispute shall be credited promptly to Customer's account. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be paid promptly to SAVVIS.

         5.5 Against the amounts owed by Customer to SAVVIS under this Agreement, Customer shall have the right to offset any amounts owed by SAVVIS to Customer under this Agreement, or otherwise, including without limitation any amounts paid by Bridge Parent on behalf of SAVVIS under guarantees by Bridge Parent of obligations of SAVVIS.

6.       TERM AND EXTENSIONS

         6.1 This Agreement shall commence on the Effective Date and shall continue in full force and effect for the Initial Term unless terminated or extended in accordance with the provisions hereof.

         6.2 The term of this Agreement may be extended by Customer for one additional five-year period by giving SAVVIS written notice not less than one year before the scheduled expiration of the Initial Term.

         6.3 Upon the termination of this Agreement in accordance with its scheduled expiration or by Customer pursuant to Section 7, SAVVIS will continue to provide the Networks in accordance with the terms and conditions herein (excluding the Minimum Annual Commitment) for a period of up to five years after the effective date of termination (the "TRANSITION PERIOD"). During the Transition Period, Customer shall pay SAVVIS for the use of the Networks at the rates in effect at the effective date of termination. If Customer has not completely transitioned from its use of the Networks after the Transition Period, SAVVIS will provide the Networks at SAVVIS' then current list rates. SAVVIS and its successor will cooperate with Customer until Customer has completely migrated to another provider.

         6.4 The above provisions of this Section 6 notwithstanding, the term of this Agreement, including the Initial Term and any extension provided under Section 6.2, and the Transition Period shall not extend beyond the term or the transition period of the Network Services Agreement.

7.       TERMINATION BY CUSTOMER

         7.1      An "EVENT OF DEFAULT BY SAVVIS" shall be deemed to occur if:

                  (a) SAVVIS has failed to a material degree to perform or comply with or has violated any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Customer; or

                  (b) SAVVIS becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                  (c) an Event of Default by SAVVIS occurs under the Local [Telerate]/[Bridge] Network Services Agreement or SAVVIS Communications defaults under the terms of the Network Services Agreement.

         7.2 Customer shall have the right to terminate this Agreement, with no liability to SAVVIS other than for charges (less any applicable credits) for the Networks provided prior to such termination, if:

                  (a) Customer provides written notice to SAVVIS, at any time after the ninth anniversary of the Effective Date, of Customer's intent to terminate, such termination to be effective not less than one year following the date of such notice; or

                  (b) Customer provides 10 days written notice of its intent to terminate in the event that an Event of Default by SAVVIS occurs.

         7.3      For  purposes  of Section  7.1(a),  if the  Quality of Service
                  Standards are not met with respect to a particular Installation Site in any month, SAVVIS shall be deemed to have cured such failure within 60 days if the Quality of Service Standards are met with respect to such Installation Site in the following month. The parties acknowledge and agree that the failure of the Quality of Service Standards to be met with respect to one or more Installation Sites in one or more months may, but does not necessarily, constitute a failure by SAVVIS to a material degree to perform or comply with or a violation to a material degree of any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement.

         7.4 As provided in Section 2.2, for all purposes of this Agreement, including without limitation the determination of an Event of Default by SAVVIS under this Section, the Quality of Service Standards applicable to a particular Installation Site in any month shall be deemed to have been met unless Customer, within 30 days of its receipt of the performance report for such Installation Site for such month, requests in writing a credit as set forth in Section 2.2 with respect to such Installation Site for such month.

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

8.       TERMINATION BY SAVVIS

         8.1      SAVVIS shall have the right to terminate this Agreement if:

                  (a) Customer has failed to pay any invoice that is not the subject of a bona fide dispute within 60 days of the date on which such payment is due and SAVVIS has provided Customer with written notice thereof, provided that Customer shall have a further 30 days from the time it receives such notice from SAVVIS of nonpayment to cure any such default;

                  (b) SAVVIS provides 10 days written notice of its intent to terminate in the event that Customer has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of Customer under this Agreement, and Customer has failed to cure such failure or violation within 60 days after receiving notice thereof from SAVVIS; or

                  (c) Customer becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, or admits in writing its inability to pay debts when due; or

                  (d) SAVVIS becomes entitled to terminate the Local [Telerate]/[Bridge] Network Services Agreement or SAVVIS Communications becomes entitled to terminate the Network Services Agreement.

         8.2 Notwithstanding the provisions of Section 8.1(b) above, SAVVIS shall not have the right to terminate this Agreement under
                  Section 8.1(b) solely for a failure by Customer to perform or comply with, a violation by Customer of, the obligations of Customer under Section 15 (Confidentiality) of this Agreement, without prejudice, however, to such rights as SAVVIS may have pursuant to such Section and to such rights and remedies to which SAVVIS may be entitled, at law or in equity, as the result of an actual or threatened breach by Customer of such Section.

9.       ACCEPTANCE OF ADDITIONAL NETWORK FACILITIES

         9.1. Upon the installation of Additional Network Facilities at any Installation Site, SAVVIS shall conduct appropriate tests to establish that such Additional Network Facilities perform in accordance with mutually agreed upon acceptance criteria ("ACCEPTANCE CRITERIA") set forth in the applicable Addendum entered into pursuant to Section 2.4, and shall promptly inform Customer of such test results. If test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria, Customer shall be deemed to accept the Additional Network Facilities at the Installation Site immediately.

         9.2 If SAVVIS' tests establish that newly installed Additional Network Facilities at the Installation Site do not perform in accordance with the mutually agreed upon Acceptance Criteria, then SAVVIS shall immediately and diligently exert its best efforts to bring the Additional Network Facilities at such Installation Site into compliance. SAVVIS shall not bill
                  Customer for the Additional Network Facilities at such Installation Site until the test results show that the Additional Network Facilities are performing in accordance with the Acceptance Criteria.

        9.3 Upon repair or restoration of any part of the Networks, SAVVIS shall conduct appropriate tests to establish that the Networks perform in accordance with mutually agreed upon Acceptance Criteria and shall promptly inform Customer of such test results.

10.      RIGHTS AND OBLIGATIONS OF CUSTOMER

         10.1 SITE PREPARATION. For the installation of Additional Network Facilities, Customer shall, at its own expense, provide all necessary preparations of each Installation Site in accordance with the requirements to be mutually agreed upon by the parties and set forth in an Addendum hereto, including inside wiring, demarcation extension and rack mount accessories. Customer shall ensure that Customer-provided equipment is on-site by the scheduled installation date. If SAVVIS is required to reschedule the installation of Customer-provided equipment because it is not on-site by the scheduled installation date, Customer shall pay SAVVIS to redispatch installation personnel.

         10.2.    PROPER USE OF NETWORKS.

                  10.2.1. Customer shall use any equipment provided by SAVVIS in connection with the Networks in accordance with its documentation, which documentation shall be provided by SAVVIS at no additional charge. Unless otherwise provided herein, upon the termination of this Agreement Customer shall surrender to SAVVIS the equipment provided by SAVVIS, in good working order, ordinary wear and tear excepted.

                  10.2.2. Customer shall be liable for damages to the Networks caused by the negligence or willful acts or omissions of Customer's officers, employees, agents or contractors, for loss through theft or vandalism of the Networks at the Installation Site, and for damages to the Networks caused by the use of equipment or supplies not provided hereunder or not otherwise authorized by SAVVIS.

                  10.2.3. Customer shall neither permit nor assist others to use the Networks for any purpose other than that for which they are intended, nor fail to maintain a suitable environment specified by SAVVIS in the applicable schedule, nor alter, tamper with, adjust or repair the Networks. Any such alteration, tampering, adjustment or repair by Customer shall relieve

                  SAVVIS from any liability or obligation hereunder (including any warranty or indemnity obligation) relating to the affected Network, and Customer shall be liable to SAVVIS for any documented direct costs incurred by SAVVIS as a result of such actions.

         10.3. ABUSE OR FRAUDULENT USE OF NETWORKS. Customer shall neither permit nor assist others to abuse or fraudulently use the Networks, or to use the Networks for any unauthorized or illegal purposes, including:

                  (a) obtaining or attempting to obtain service by any fraudulent means or device to avoid payment; or

                  (b) accessing, altering or destroying any information of another party by any fraudulent means or device, or attempting to do so; or

                  (c) using the Networks so as to interfere with the use of the SAVVIS network by other SAVVIS customers or authorized users or in violation of law or in support of any unlawful act; or

                  (d) using the Networks for voice communications over a private network in jurisdictions where such use is not allowed.

                  Notwithstanding the provisions of Section 8, upon the breach of this Section 10.3 by Customer, SAVVIS shall have the right to terminate this Agreement immediately upon written notice to Customer.

         10.4.    COVENANT NOT TO COMPETE.

                  10.4.1. As an inducement to SAVVIS to enter into this Agreement, which Customer acknowledges is of benefit to it, and in consideration of the promises and representations of SAVVIS under this Agreement, Customer covenants and agrees that during the term of this Agreement and for a period of five years thereafter, neither Customer nor any of its successors or assigns will, directly or indirectly, engage in, or have any interest in any other person, firm, corporation or other entity engaged in, any business activities anywhere in the world competitive with or similar or related to the packet-data transport network services provided by SAVVIS under this Agreement; provided, however, that (i) Customer shall be free to continue to use the Call Assets and the satellite networks currently used by Customer, until such Call Assets or satellite networks have been acquired by SAVVIS, SAVVIS Communications or Affiliates of SAVVIS Communications, and (ii) Customer shall be free to make passive investments in securities of companies that provide network services in competition with SAVVIS which, in the case of any such security, does not constitute more than ten percent (10%) of the total outstanding amount of such security.

                  10.4.2. If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the covenants in this Section 10.4 because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such covenant or covenants shall not be void but that for the purpose of such proceedings such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

                  10.4.3. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the covenants in this Section 10.4 because, taken together, they are more extensive (whether as to geographic area, scope of business or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties hereto that such covenant or covenants shall not be void but that for the purpose of such proceedings the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such covenant or covenants.

                  10.4.4. Customer specifically acknowledges and agrees that the foregoing covenants are commercially reasonable and reasonably necessary to protect the interests of SAVVIS hereunder. Customer hereby acknowledges that SAVVIS and its successors and assigns will suffer irreparable and continuing harm to the extent that any of the foregoing covenants is breached and that legal remedies would be inadequate in the event of any such breach.

11.      RIGHTS AND OBLIGATIONS OF SAVVIS

         11.1. PROVISION OF THE NETWORKS. SAVVIS shall operate, maintain and manage the Networks at the Installation Sites using the Acquired Network Facilities in accordance with the Quality of Service Standards and other terms of this Agreement, including all Addenda hereto.

         11.2.    REPRESENTATIONS AND WARRANTIES.

                  11.2.1.  [Intentionally omitted.]

                  11.2.2. SAVVIS hereby represents and warrants that the terms hereof do not conflict in any respect whatsoever with any SAVVIS tariff on file with the Federal Communications Commission or other regulatory body. If, during the term of this Agreement, SAVVIS shall file a contract specific tariff governing the Networks or any portion thereof, such tariff filing shall be consistent in all respects with the terms of this Agreement, and SAVVIS shall give Customer 10 days advance written notice of making such a tariff filing and of filing any subsequent modifications thereto.

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

                  11.2.3. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         11.3. SAVVIS acknowledges that the occurrence of Event of Default by SAVVIS, arising from either (i) a failure of the Networks to meet Quality of Service Standards or (ii) a total loss to Customer of the use of the Networks, could cause irreparable harm to Customer, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. SAVVIS, therefore, agrees that Customer shall have the right to apply to any court of competent jurisdiction for injunctive relief upon the occurrence of an Event of Default by SAVVIS or the occurrence of an event which, with the passage of time or the giving of notice, could become an Event of Default by SAVVIS and for any other appropriate relief. This right shall be in addition to any other remedy available to Customer in law or equity. SAVVIS further agrees that, upon the occurrence of an Event of Default by SAVVIS, SAVVIS shall pay to Customer, as liquidated damages and not as a penalty, an amount equal to the lesser of
                  (a) the aggregate amounts paid by Customer to SAVVIS under this Agreement during the six months preceding such Event of Default by SAVVIS or (b) $50,000,000; provided, however, that Customer may recover liquidated damages under this Section only for an Event of Default by SAVVIS that occurs (i) prior to any Event of Default by SAVVIS for which Customer or [Bridge Parent]/[Telerate Parent] or any customer of [Bridge Parent]/[Telerate Parent] has claimed liquidated damages under this Section or under a Network Services Agreement or any Local [Telerate]/[Bridge] Network Services Agreement, or (ii) more than 36 months following the most recent Event of Default by SAVVIS for which Customer or [Bridge Parent]/[Telerate Parent] or any customer of [Bridge Parent]/[Telerate Parent] has claimed liquidated damages under this Section or under a Network Services Agreement or any Local [Telerate]/[Bridge] Network Services Agreement.

12.      LIMITATIONS OF LIABILITY

         12.1. Subject to Section 11.4, neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Networks or other conduct under this Agreement.

         12.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, including fraud, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Customer's negligence or that of their respective agents, subcontractors or employees. Nothing contained in this

                  Section shall limit SAVVIS' intellectual property indemnification obligations under Section 16.1 or Customer's indemnification obligations with respect to a breach of
                  Section 10.3.

13.      EQUIPMENT AND SOFTWARE NOT PROVIDED BY SAVVIS

         13.1. SAVVIS shall not be responsible for the installation, operation or maintenance of equipment or software not provided by it under this Agreement, nor shall SAVVIS be responsible for the transmission or reception of information by equipment or software not provided by SAVVIS hereunder. In the event that Customer uses equipment or software not provided by SAVVIS hereunder in a manner that impairs Customer's use of the Networks, Customer shall not be excused from payment for such use and SAVVIS shall not be responsible for any failure of the Networks to meet the Quality of Service Standards resulting from the use of such equipment or software by Customer. Upon notice from SAVVIS that the equipment or software not provided by SAVVIS under this Agreement is causing or is likely to cause hazard, interference or service obstruction, Customer shall eliminate the likelihood of such hazard, interference or service obstruction.

         13.2. Notwithstanding the foregoing, SAVVIS shall, at no additional charge, provide all interface specifications for the Networks reasonably requested by Customer. SAVVIS shall, upon the receipt of appropriate specifications from Customer, inform Customer of the compatibility with the Networks of any equipment or software that Customer proposes to use in connection therewith, the effects, if any, of the use of such equipment or software on the quality, operating characteristics and efficiency of the Networks, and the
                  effects,   if  any,   of  the   Networks   on  the   operating
                  characteristics and efficiency of any such equipment or software.

14.      PROPRIETARY RIGHTS; LICENSE

         14.1. SAVVIS hereby grants to Customer a non-exclusive and non-transferable license to use all programming and software necessary for Customer to use the Networks. Such license is granted for the term of this Agreement for the sole purpose of enabling Customer to use the Networks.

         14.2. All title and property rights (including intellectual property rights) to the Networks (including associated programming and software) are and shall remain with SAVVIS or the third-party providers thereof to SAVVIS. Customer shall not (except as permitted by applicable law) attempt to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse the Networks, programming and software.

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

15.      CONFIDENTIALITY

         15.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this
                  Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

         15.2. Notwithstanding Section 15.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or
                  (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this Agreement, provided that any disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

         15.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

         15.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

         15.5. Customer and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

         15.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

         15.7. The provisions of Section 15.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the sale of securities or the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

16.      INDEMNIFICATIONS

         16.1. SAVVIS shall defend, settle, or otherwise manage at its own cost and expense any claim or action against Customer or any of its directors, officers, employees or assigns for actual or alleged infringement by the Networks of any patent, copyright, trademark, trade secret or similar proprietary right of any third party, except to the extent that such actual or alleged infringement arises from (i) such actual or alleged infringement by the Acquired Network Facilities on the Effective Date or (ii) an act or omission of Customer or a vendor or customer of Customer or (iii) equipment or software used by Customer and not provided by SAVVIS. Customer shall notify SAVVIS promptly in writing of any such claim or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof. SAVVIS further agrees to indemnify and hold Customer harmless from and against any and all liabilities and damages (whether incurred as the result of a judicial decree or a settlement), and the costs and expenses associated with any claim or action of the type identified in this Section (including reasonable attorneys' fees).

         16.2. If, as a consequence of a claim or action of the kind described in Section 16.1, SAVVIS' or Customer's use of all or part of any Network is enjoined, SAVVIS shall, at its option and expense, either: (a) procure for Customer the right to continue using the affected Network; (b) modify such Network so that they are non-infringing, provided that such modification does not affect the intended use of the Network as contemplated hereunder. If SAVVIS does not take any of the actions described in clauses (a) or (b), then Customer may terminate the affected portion of such Network, and SAVVIS shall refund to Customer any prepaid charges therefor.

         16.3. Subject to Section 12, Customer will defend, indemnify and hold harmless SAVVIS or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for libel, slander, invasion of privacy or infringement of copyright, and invasion and/or alteration of private records or data arising from any information, data or messages transmitted over the Networks by Customer;

                  (b) claims for infringement of patents arising from the use by Customer of equipment and software, apparatus and systems not provided hereunder in connection with the Networks; and

                  (c) the violation of any representations, warranties and covenants made by Customer in this Agreement.

16.4. Subject to Section 12, SAVVIS will defend, indemnify and hold harmless Customer or any of its directors, officers, employees or assigns from and against all loss, liability, damage and expense, including reasonable attorneys' fees, caused by:

                  (a) claims for infringement of patents arising from the use by SAVVIS of equipment and software, apparatus and systems not provided by SAVVIS hereunder in connection with the Networks (other than any Acquired Network Facilities); and

                  (b) the violation of any representations, warranties and covenants made by SAVVIS in this Agreement.

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


17.      DISPUTES

         17.1. Except as expressly provided in Schedule 4.1 of this Agreement, the resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this Section 17. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

         17.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

         17.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

         17.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Customer, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

         17.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

         17.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

         17.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 17.

         17.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

         17.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and SAVVIS shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Networks to Customer unless otherwise directed by Customer. This Section shall not apply where (a) Customer is in default under this Agreement or (b) the dispute or controversy between the parties relates to harm to the Networks allegedly caused by Customer and Customer does not immediately cease and desist from the activity giving rise to the dispute or controversy.

18.      FORCE MAJEURE

         18.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

         18.2. If SAVVIS cannot promptly provide a suitable temporary SAVVIS alternative to all or part of a Network subject to an interruption in connection with the existence of a force majeure condition, Customer may, at its option and at its own cost, contract with one or more third parties for the affected portion of the Network for the shortest commercially available period likely to cover the reasonably expected duration of the interruption, and may suspend SAVVIS' provision of such affected portion for such period. SAVVIS shall not charge Customer for the affected portion thus suspended during the period of suspension. SAVVIS shall resume provision of the suspended portion of the Network upon the later of the termination or expiration of Customer's legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

         18.3. In the event that a force majeure condition shall continue for more than 60 days, Customer may cancel the affected portion of the Network with no further liability to SAVVIS other than for obligations incurred with respect to such affected portion prior to the occurrence of the force majeure condition.

         18.4. The consequences arising from existence and continuation of a force majeure condition, including without limitation any interruption of the Networks and the exercise by Customer of its rights under this Section 18, shall be deemed not to constitute a breach by either party hereto of any representations, warranties or covenants hereunder and shall not be grounds for the exercise of any remedies under this Agreement, including without limitation remedies under Section
                  2.2 or Section 7, other than those  specified  in this Section
                  18.

19.      GENERAL PROVISIONS

         19.1. NO THIRD-PARTY BENEFICIARIES. [This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.] [Except as expressly provided in this Agreement, nothing in this Agreement will create or confer any rights or other benefits on or in favor of any person who is not a party to this Agreement whether pursuant to the Contracts (Rights of Third Parties) Act, 1999 or otherwise.]

         19.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

         19.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

         19.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         19.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         19.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Customer:   Bridge Information Systems, Inc.
                                    Three World Financial Center
                                    New York, New York 10285
                                    (212) 372-7195 (fax)
                                    Attention:  Zachary Snow,
                                                Executive Vice President
                                                and General Counsel

                  If to SAVVIS:     SAVVIS Communications Corporation
                                    717 Office Parkway
                                    St. Louis, Missouri 63141
                                    (314) 468-7550 (fax)
                                    Attention:  Steven M. Gallant,
                                                Vice President and General
                                                Counsel

                  Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         19.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri in the United States of America, without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction)
                  that would cause the application of the laws of any jurisdiction other than the State of Missouri.

         19.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Customer. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         19.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         19.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         19.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         19.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Network Services Agreement to be executed as of the date first above written.

                  THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                             [local SAVVIS entity]


                                             By
                                               --------------------------------
                                             Name: Steven M. Gallant

                                             [local Bridge/Telerate entity].

                                             By
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


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